                                                                    EXHIBIT 10.6




                     EQUIPMENT SUPPLY AND SERVICES AGREEMENT




                                     BETWEEN


                                   MIRROR S.A.



                                       AND


                         ERICSSON TELECOMUNICACOES S.A.







                              DATED AUGUST 4, 1999




Confidential Treatment Requested. Confidential portions of this document have been omitted and filed separately with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

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Article I Definitions; Interpretation.............................................2

     Section 1.1 Definitions......................................................2
     Section 1.2 Interpretation..................................................10

Article II Strategic Relationship................................................10

     Section 2.1 Business Dealings Among the Parties.............................10
     Section 2.2 Common Understandings...........................................10
     Section 2.3 Principles Governing Business Conduct...........................11
     Section 2.4 Purchase Commitment.............................................11

Article III Term; Condition Precedent; Suspensive Condition......................12

     Section 3.1 Term............................................................12
     Section 3.2 Effective Date..................................................12
     Section 3.3 Suspensive Conditions...........................................12

Article IV Scope of Agreement and Turnkey Responsibilities.......................13

     Section 4.1 Scope of Agreement..............................................13
     Section 4.2 Turnkey Concept.................................................13
     Section 4.3 Turnkey Switch Service Areas....................................13
     Section 4.4 Modification of Responsibilities................................13
     Section 4.5 Supplier's Subcontractors.......................................14
     Section 4.6 Subcontractor Management........................................14

Article V Order Procedures and Title Passage.....................................15

     Section 5.1 Order Procedures................................................15
     Section 5.2 Title Passage and Risk of Loss..................................15

Article VI Time Schedule.........................................................16

     Section 6.1 Performance to Schedule.........................................16
     Section 6.2 Time Is of the Essence..........................................16
     Section 6.3 Anticipated Delays..............................................16
     Section 6.4 Progress Report.................................................16
     Section 6.5 No Release Upon Payment of Liquidated Damages...................17

Article VII Prices and Payment Terms.............................................17

     Section 7.1 [***]...........................................................17
     Section 7.2 Import Duties; Taxes............................................18
     Section 7.3 Prices..........................................................18


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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                                                                               ----

     Section 7.4 Price Basis.....................................................19
     Section 7.5 Invoices........................................................19
     Section 7.6 Payment Terms...................................................20
     Section 7.7 Calculation of Interest.........................................22
     Section 7.8 Payment Disputes................................................22
     Section 7.9 Financing.......................................................23
     Section 7.10 [***]..........................................................23

Article VIII Supply Agreement Administration and Project Management..............23

     Section 8.1 Project Management..............................................23
     Section 8.2 Progress Review Meeting.........................................24
     Section 8.3 Agreement Administration by Mirror..............................24
     Section 8.4 Supplier Employees..............................................25

Article IX Division of Responsibilities..........................................25

     Section 9.1 Joint Responsibilities..........................................25
     Section 9.2 Mirror Responsibilities.........................................25
     Section 9.3 Supplier Responsibilities.......................................27
     Section 9.4 [***]...........................................................29

Article X Indemnification, Damages, and Delays...................................30

     Section 10.1 General Indemnity..............................................30
     Section 10.2 Personal Injury................................................30
     Section 10.3 Claims.........................................................30
     Section 10.4 Infringement Indemnity.........................................31
     Section 10.5 [***]..........................................................32
     Section 10.6 Failure to Meet Time Schedule (Liquidated Damages).............32
     Section 10.7 [***]..........................................................35

Article XI Quality Assurance.....................................................36

     Section 11.1 Quality Assurance..............................................36

Article XII Environmental Policy.................................................36

     Section 12.1 Environment; Environmental Policy..............................36

Article XIII Warranties..........................................................37

     Section 13.1 Hardware Warranty..............................................37
     Section 13.2 Application Procedures for Hardware Warranty...................37
     Section 13.3 Software Warranty..............................................37
     Section 13.4 Year 2000 Warranty.............................................38
     Section 13.5 Warranty for Services..........................................39
     Section 13.6 No Trouble Found...............................................40
     Section 13.7 [***]..........................................................40
     Section 13.8 [***]..........................................................41


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                                                               PAGE

     Section 13.9  [***].........................................................41
     Section 13.10 Equipment Changes or Substitutions by Supplier................41
     Section 13.11 Network Expansion and Spares (Continuity of Supply)...........42
     Section 13.12 Disclaimer of Warranties......................................42
     Section 13.15 No Other Warranties...........................................45

Article XIV Software.............................................................45

     Section 14.1 Software.......................................................45
     Section 14.2 Software Patches...............................................45
     Section 14.3 Software Upgrades..............................................45
     Section 14.4 Restrictions on Use............................................45
     Section 14.5 Backward Compatibility.........................................46

Article XV Documentation.........................................................46

     Section 15.1 Documentation to be Provided by Supplier.......................46
     Section 15.2 License to Documentation.......................................47
     Section 15.3 Proprietary Information........................................47
     Section 15.4 Documents to Become Property of Mirror.........................47
     Section 15.5 Responsibility for Documents...................................47

Article XVI Force Majeure and Acts of Providence.................................47

     Section 16.1 Force Majeure..................................................47
     Section 16.2 Acts of Providence.............................................48
     Section 16.3 Exclusions.....................................................48
     Section 16.4 Procedure for Calling Force Majeure or Acts of Providence......48
     Section 16.5 Effects of Force Majeure or Acts of Providence.................49

Article XVII Representations and Warranties......................................50

     Section 17.1 Representations and Warranties of Supplier.....................50
     Section 17.2 Representations and Warranties of Mirror.......................51

Article XVIII Insurance..........................................................52

     Section 18.1 Insurance......................................................52

Article XIX Limitation on Liability..............................................52

     Section 19.1 Limitation of Liability........................................52

Article XX Confidentiality.......................................................53

     Section 20.1 Confidentiality................................................53

Article XXI Events of Default; Termination.......................................55

     Section 21.1 Mirror Events of Default.......................................55
     Section 21.2 Remedies for Supplier Events of Default........................56


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                                                               PAGE

     Section 21.3 Supplier Events of Default.....................................56
     Section 21.4 Remedies for Supplier Event of Default.........................56
     Section 21.5 Effects of Termination on Pre-Existing Rights..................57

Article XXII Governing Law; Resolution of Disputes...............................57

     Section 22.1 Governing Law..................................................57
     Section 22.2 Disputes.......................................................57
     Section 22.3 Executive Resolution...........................................57
     Section 22.4 Arbitration....................................................57

Section XXIII [***]..............................................................59

     Section 23.1 [***]..........................................................59
     Section 23.2 [***]..........................................................59

Article XXIV Miscellaneous.......................................................60

     Section 24.1 Compliance with Law............................................60
     Section 24.2 Publicity and Trademark........................................60
     Section 24.3 Assignment.....................................................60
     Section 24.4 Notices........................................................60
     Section 24.5 Modifications to Notice Address................................61
     Section 24.6 Records........................................................61
     Section 24.7 Severability...................................................61
     Section 24.8 Survival.......................................................62
     Section 24.9 Consent........................................................62
     Section 24.10 Discrepancies or Inconsistencies..............................62
     Section 24.11 Amendment, Modification or Addendum...........................62
     Section 24.12 No Waiver of Rights; No Novation..............................62
     Section 24.13 Costs and Expenses............................................63
     Section 24.14 Relationship of the Parties...................................63
     Section 24.15 Language of Agreement.........................................63
     Section 24.16 Third Party Beneficiaries.....................................63
     Section 14.17 Duty to Mitigate..............................................63
     Section 14.18 Schedules.....................................................63


                         SCHEDULE               TITLE

                         Schedule 4.1           [***]

                         Schedule 5.1(a)        [***]

                         Schedule 6.1(a)        [***]

                         Schedule 7.3           [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

   Schedule 7.9           [***]

   Schedule 9.1(a)        [***]

   Schedule 9.3(a)        [***]

   Schedule 9.3(d)        [***]

   Schedule 10.7          [***]

   Schedule 13.1          [***]

   Schedule 13.2          [***]

   Schedule 13.9          [***]

   Schedule 14.1          [***]

   Schedule 15.1          [***]

   Schedule 17.1(a)       [***]

   Schedule 23.1          [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                     EQUIPMENT SUPPLY AND SERVICES AGREEMENT

         THIS EQUIPMENT SUPPLY AND SERVICES AGREEMENT (this "AGREEMENT") is entered into as of the date specified on the signature page hereof between MIRROR S.A., a corporation duly organized under the laws of Brazil with its head office located at Av. Chile, no. 500, 25(0) andar, in the city and State of Rio de Janeiro, Brazil, registered with the Brazilian Registry of Legal Entities
(CNPJ) n(0) 02.730.101/0001-43 ("MIRROR"), and ERICSSON TELECOMUNICACOES S.A., a Sociedade Anonima organized under the laws of Brazil, with its head office located at Rua Maria Prestes Maia no. 300, in the city and State of Sao Paulo, Brazil, registered with the Brazilian Registry of Legal Entities (CNPJ) n(0) 33.067/745/0001.27 ("SUPPLIER"). Each of Mirror and Supplier are referred to herein as a "PARTY" and, collectively, as the "PARTIES."

                                    RECITALS

         WHEREAS, Mirror has entered into two agreements with ANATEL, the Termos de Autorizacao do Servico Telefonico Comutado, Modalidades Local e Longa Distancia, entered into on February 4, 1999 (collectively, the "LICENSE") to provide switched, fixed telecommunications services in Region I of Brazil (as defined in Schedule I of the Request for Bid in Bidding Procedure No. 0001/98/SBP/ANATEL), comprising the following states of the Brazilian territory:
Rio de Janeiro, Minas Gerais, Espirito Santo, Bahia, Sergipe, Alagoas, Pernambuco, Paraiba, Rio Grande do Norte, Ceara, Piaui, Maranhao, Para, Amapa, Amazonas and Roraima (the "TERRITORY");

         WHEREAS, Supplier is a worldwide provider of integrated telecommunications solutions, with manufacturing operations in several countries, including a state-of-the-art manufacturing facility located in the city of Sao Jose dos Campos, state of Sao Paulo, Brazil;

         WHEREAS, Mirror seeks to purchase Equipment and Services from Supplier for the purpose of engineering, commissioning, building and installing a public switched telecommunications network in the Territory (the "PROJECT"), [***] on a Turnkey basis as provided herein;

         WHEREAS, Supplier is willing to supply to Mirror, and Mirror is willing to purchase from Supplier, Equipment and Services for deployment in connection with the Project on the terms and conditions set forth in this Agreement; and

         [***]

         NOW, THEREFORE, in consideration of the mutual premises contained herein, the Parties hereby agree as follows:


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    AGREEMENT


                                    ARTICLE I
                           DEFINITIONS; INTERPRETATION

         Section 1.1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth below:

         "ACCEPTANCE" means Partial Provisional Acceptance, Provisional Acceptance and/or Final Acceptance, as the case may be.

         "ACCEPTANCE TEST PROCEDURES" means mutually agreed methods of testing and procedures that will be used to measure the performance of the Network, Switch Service Areas, Equipment, Systems, Software and Services, which methods shall be defined and administered in accordance with Schedule 9.3(a).

         "ACTS OF PROVIDENCE" has the meaning set forth in Section 16.2.

         "ADDITIONAL EQUIPMENT" has the meaning set forth in Section 13.10(c).

         "AFFECTED PARTY" has the meaning set forth in Section 16.4(a).

         "AFFILIATE," with respect to any Person, means any other Person, now or hereafter existing, who, directly or indirectly, Controls, is Controlled by, or is under common Control with, such Person.

         "AGREEMENT" means this Agreement and its Schedules.

         "ANATEL" means the Agencia Nacional de Telecomunicacoes of Brazil.

         "AUTHORITY" means any governmental or other regulatory authority, agency or instrumentality with jurisdiction over the operations of Mirror in Brazil, including but not limited to ANATEL, and includes any officer empowered by such Authority to perform all or any of the functions of the Authority or the functional equivalent successors of the Authority.

         "AUDITOR" has the meaning set forth in Section 7.1(c).

         "AUTHORIZED AGENT" has the meaning set forth in Section 20.1(e).

         "BRAZIL" means the Republica Federativa do Brasil.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required to be closed in Sao Paulo or Rio de Janeiro, Brazil.

         "BUSINESS PLAN" means Mirror's business plan comprising the pro-forma balance sheet, the pro-forma statement of earnings and cash flow and pro-forma financing requirements for Mirror, as such Business Plan may from time to time be revised by Mirror.

         "CDMA" means "code division multiple access" technology.

         "CELL SITE" means a Site containing transmission and ancillary Equipment designed to broadcast wireless signals to other Cell Sites, to one or more Switches and/or to Customers, which signals are used to complete calls on the Network.

         "CHANGE ORDER" has the meaning set forth in Schedule 5.1(a).

         "CHANGE ORDER PROCEDURE" means the procedure for requesting and implementing Change Orders as specified in Schedule 5.1(a).

         [***]

         "CLASS A HARDWARE CHANGE" means a modification of existing Equipment to remedy non-conformance to the Specifications that is required to correct design defects of a type that result in electrical or mechanical inoperative conditions or operating conditions that do not conform to the Specifications or Prudent Industry Practice, or that is required to enhance safety.

         "CLASS AC HARDWARE CHANGE" means a modification of existing Equipment to remedy electrical or mechanical inoperative conditions or operating conditions that do not conform to the Specifications or Prudent Industry Practice with respect to such existing Equipment, which result from the installation of new Equipment or which result from such existing Equipment being used in combination with other new Equipment supplied by Supplier.

         "COMMERCIAL LAUNCH" means the date on which the Equipment or Systems that are the subject of an Order Document are completed and have achieved Provisional Acceptance (including the completion of the Trial Run, if applicable) and Mirror, at its sole discretion, causes such Equipment or Systems to begin to operate with Customers (not including customers taking service on a trial basis during the Trial Run).

         "COMMISSIONING" means, with respect to any Equipment or System, the powering of the Equipment or System, as the case may be, the loading of the Software and the activation of the Equipment or System.

         "COMPLETED SITES" has the meaning set forth in Section 7.6(a)(ii).

         "CONFIDENTIAL INFORMATION" has the meaning set forth in Section
20.1(a).

         "CONTROL" is possessed by a Person over another Person (such other Person the "SUBJECT PERSON") if such Person (alone or in combination with one or more related Persons and/or Affiliates), (i) holds shares or possesses rights that assure it the majority of votes in resolutions in a general meeting of shareholders and the power to elect a majority of the subject Person's directors and officers; (ii) holds shares or possesses rights either directly or indirectly through the control of other subject Person(s) that assure its prevalence in corporate resolutions and the power to elect the majority of the subject Person's directors and officers; (iii) satisfies the definitions of "control" set forth in articles 116 and 243(2) of the Brazilian Company Act or any successor or replacement

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

legislation thereof or (iv) has the power otherwise to cause the direction of the management of the subject Person; "CONTROLLING" or "CONTROLLED" have corresponding meanings.

         "COURSES" has the meaning set forth in Section 9.3(d).

         "CUSTOMER" means a subscriber to the telecommunications services provided by Mirror over the Network, other than under the terms of a Trial Run.

         [***]

         [***]

         [***]

         "DISPUTE" has the meaning set forth in Section 22.2.

         "DISPUTE NOTICE" has the meaning set forth in Section 22.3(a).

         "DOCUMENTATION" means the documents describing the Equipment, the Services, Software and each of the Systems, general operating instructions, drawings, diagrams and other written material as well as electronic material if any (such as in the form of CD-ROM and other electronic media) that Supplier is required to provide to Mirror under this Agreement.

         "DOLLARS" or "US DOLLARS" or "US$" means the lawful currency of the United States of America.

         "EFFECTIVE DATE" has the meaning set forth in Section 3.2.

         "EQUIPMENT" means the equipment including, without limitation, Hardware, Software and spare parts necessary to provide telecommunications services to Customers within the Territory, consistent with applicable Laws and Specifications.

         "EVENTS OF DEFAULT" has the meaning set forth in Section 21.1.

         "EXCESS CAPACITY" has the meaning set forth in Section 13.10(c).

         "EXCESS DUTIES" has the meaning set forth in Section 7.2.

         [***]

         "FINAL ACCEPTANCE" means that the Equipment, Services and/or Systems that are the subject of an Order Document have been completed and successfully have met all of the requirements for Final Acceptance set forth in Schedule 9.3(a) and/or such Order Document, as the case may be, and all Punchlist items, if any, have been completed.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         "FINANCING AGREEMENT" means one or more agreements regarding financing by Supplier of the Equipment and Services contemplated to be supplied/performed under this Agreement as well as related import duties and taxes, as more fully described in the Term Sheet.

         "FINANCING FACILITY" has the meaning set forth in Section 3.3(b).

         "FORCE MAJEURE" has the meaning set forth in Section 16.1.

         "GOVERNMENT" means the government of Brazil, any state, region, municipality or other political subdivision and/or any ministry, department, agency or other instrumentality thereof.

         [***]

         "HARDWARE" means all the Equipment as defined herein, including spare parts but not including Software.

         "HARDWARE WARRANTY" has the meaning set forth in Section 13.2(b).

         "HARDWARE WARRANTY PERIOD" has the meaning set forth in Section
13.2(b).

         "INDEMNIFIED EQUIPMENT" has the meaning set forth in Section 10.4(a).

         "INDEMNIFIED PARTY" has the meaning set forth in Section 10.3(a).

         "INDEMNIFYING PARTY" has the meaning set forth in Section 10.3(a).

         "INFRASTRUCTURE EQUIPMENT AND SERVICES" has the meaning set forth in
Section 2.4(a).

         "INITIAL BUILD" has the meaning set forth in Section 7.6(a).

         "INSTALLATION" or "INSTALLATION SERVICES" means the Services listed in
Schedule 13.1 relating to assembling and installing of Equipment.

         "INTEREST RATE" has the meaning set forth in Section 7.6(c).

         "LAW" means the Constitution of Brazil, the Constitution of the State of Rio de Janeiro or any other state located in the Territory, statutes, provisional measures ("medidas provisorias"), Permit terms, judicial orders, injunctive relief and other decisions, executive decrees, codes, administrative decisions and rulings, regulations, assessments or requirements, in each case, by or of any Authority generally affecting the residents of Brazil or the State of Rio de Janeiro or any other state located in the Territory, or specifically affecting any of the Parties or their performance under this Agreement. In addition, Laws shall include all of the foregoing promulgated by any authority of any other jurisdiction to which the Parties or any of them are subject.

         "LICENSE" has the meaning set forth in the Recitals to this Agreement.

         "LIQUIDATED DAMAGES" has the meaning set forth in Section 10.6(f).

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         "LOSS" means any loss, damage, claim, obligation, liability or expense, including reasonable attorneys' and experts' fees.

         "MIRROR" has the meaning set forth in the Introductory Paragraph to this Agreement.

         "MIRROR DELAYS" has the meaning set forth in Section 10.6(f).

         "MIRROR INDEMNIFIED PERSONS" has the meaning set forth in Section 10.1(a).

         "MIRROR PROJECT MANAGER" has the meaning set forth in Section 8.1(b).

         "MIRROR'S WAREHOUSE" means Mirror's storage facilities located at specific sites to be designated from time to time by Mirror in a notice to Supplier.

         "NETWORK" means the complete and operating integrated ensemble of Systems, Equipment and Services, necessary to permit Mirror to provide telecommunications services to Customers in the Territory, consistent with applicable Laws and the Specifications.

         "NORTEL" has the meaning set forth in Section 9.3(e).

         "O&M" means operations and maintenance.

         "OEM EQUIPMENT" means Equipment supplied by Supplier but manufactured by a third party vendor in accordance with Section 13.2(c).

         "ORDER DOCUMENT" has the meaning set forth in Schedule 5.1(a).

         "OTHER PURCHASE" has the meaning set forth in Section 7.6(a).

         "PARTIAL COMMERCIAL LAUNCH" means, with respect to an SSA Purchase Order, the Commercial Launch (at Mirror's sole discretion) of less than all of the number of Cell Sites specified in such SSA Purchase Order.

         "PARTIAL PROVISIONAL ACCEPTANCE" means, with respect to an SSA Purchase Order, the Provisional Acceptance (at Mirror's sole discretion) of less than all of the number of Cell Sites specified in such SSA Purchase Order.

         "PARTY" or "PARTIES" has the meaning set forth in the Introductory Paragraph to this Agreement.

         [***]

         "PERMIT" means any consent, license, approval, permit, exemption, registration, no objection certificate or other authorization of whatever nature that is required to be granted at any time by any Person (a) for the purposes of the Project including, without limitation, the construction, installation and operation of the Network, the sale of the Equipment and the provision

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

of the Services; or (b) to allow Mirror to be permitted to enter into, or to exercise its rights or observe or perform its obligations under, this Agreement.

         "PERSON(S)" includes, without limitation, any individual, firm, company, association, partnership, joint venture, trust, investment company, pension fund or investment fund, or other entity, or any government or any ministry, department or agency thereof.

         "PLUG-IN" has the meaning set forth in Section 13.3(c).

         [***]

         "PRIME SUBCONTRACTOR" means a Subcontractor that has entered into a contract with Supplier or Mirror (as the case may be) with a value in excess of R$5 million per year.

         "PROJECT" has the meaning set forth in the Recitals.

         "PROPRIETARY RIGHTS" has the meaning set forth in Section 10.4(a).

         "PROVISIONAL ACCEPTANCE" means that a particular System or Switch Service Area or Other Purchase has met the requirements for Provisional Acceptance set forth in Schedule 9.3(a) with respect to all components of such System or all Sites in, and other aspects of, such Switch Service Area or Other Purchase, as the case may be, except for Punchlist items.

         "PRUDENT INDUSTRY PRACTICE" means those practices, methods, equipment specifications and standards of safety and performance (including compliance with all equipment manufacturers' specifications and recommended standards for O&M), as the same may change from time to time, as are commonly used by firms performing engineering, furnishing, installation and construction services on facilities of a type and size similar to those provided by Supplier under this Agreement, which in the exercise of reasonable judgment and in the light of the facts that are known or should have been known at the time the decision was made, are considered good, safe and prudent practice in connection with the design, construction and use of equipment, software, facilities and improvements, with commensurate standards of safety, performance, dependability, efficiency and economy. Prudent Industry Practice is not intended to be limited to the optimum practice or method to the exclusion of all others, but rather to be a spectrum of reasonable and prudent practices and methods.

         "PSTN" means the public switched telephone network in the Territory and in Brazil as a whole.

         "PUNCHLIST" means a list of non-material defects or faults in Services, Equipment, a Switch Service Area, a System or an Other Purchase that do not prevent the Network or any of its elements from entering into commercial operation in accordance with the Specifications and Prudent Industry Practice, which items must be resolved by Supplier prior to Final Acceptance thereof.

         "PURCHASE COMMITMENT" has the meaning set forth in Section 2.4(b).

         "PURCHASE ORDER" has the meaning set forth in Schedule 5.1(a).

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         "REAL" or "REAIS" OR "R$" means the lawful currency of Brazil.

         "REQUEST FOR QUOTATION" has the meaning set forth in Schedule 5.1(a).

         "RESPONSE NOTICE" has the meaning set forth in Section 22.3(b).

         "RESPONSIBILITY MATRIX" means the table allocating tasks and responsibilities between Mirror and Supplier for a given phase of the Project as set forth in Schedule 9.1(a).

         "SCHEDULES" means the schedules attached to this Agreement.

         "SCOPE OF WORK" means the description of the work that Supplier shall perform under this Agreement, as set forth in Schedule 4.1.

         "SERVICES" means all services required to engineer, furnish and install the Equipment and Systems comprising the Network and to prepare the Network for operation, as described in Schedules 4.1, 7.3 and 13.1 that Supplier is required to provide to Mirror under this Agreement.

         "SITE" means Mirror's Warehouse or any specific premises where Supplier shall deliver Equipment or perform Services, as designated by Mirror in accordance with this Agreement.

         "SOFT LAUNCH" means, as applicable with respect to a Switch Service Area or System, the commencement of the Trial Run after the Provisional Acceptance (or Partial Provisional Acceptance) of such Switch Service Area or System, as the case may be.

         "SOFTWARE" means the proprietary and/or third party software computer programs (consisting of firmware and logic instructions in machine-readable code residing in, or intended to be loaded in, system memories that provide basic logic, operating instructions and user-related application instructions, but excluding customer data) as well as associated Documentation used to describe, maintain and use the programs that are integral to any Equipment required for the Network; any reference herein to Software being sold, purchased or the like is understood to be a reference to the Software being licensed by Supplier (or, for third-party software supplied by Supplier, licensed by the manufacturer of such Software) for use by Mirror.

         "SOFTWARE PATCH" means periodic updates or corrections to the Software issued by Supplier to Mirror; provided, however, the foregoing does not apply to any features other than those provided by this Agreement unless, in connection with any such Software Patch, Supplier is unable to remove or render such additional features inoperable without adversely affecting the other items which are properly a part of the Software or the Software Patch.

         "SOFTWARE WARRANTY" has the meaning set forth in Section 13.4.

         "SOFTWARE WARRANTY PERIOD" means the period during which the Software Warranty is in effect pursuant to Section 13.4(a).

         "SPECIFICATIONS" means the technical standards and specifications, as well as the requirements of the Equipment, each Switch Service Area and each System, as set forth on Schedule 13.1.

         "SUBCONTRACTOR" means any Person engaged by any other Person, either directly or indirectly through one or more subcontracts, to provide specific Equipment or Services for the Network.

         "SUPPLIER" has the meaning set forth in the introductory paragraph to this Agreement.

         "SUPPLIER PROJECT MANAGER" has the meaning set forth in Section 8.1(a).

         "SUPPLIER REPRESENTATIVE" means any agent, representative, servant, Subcontractor, officer or employee of Supplier or its successors or permitted assigns.

         "SWITCH" means a Network element deployed within the Network that enables the concentration, distribution, supervision of telecommunications traffic and the gathering of billing data for calls to and from Mirror's Customers.

         "SWITCH SERVICE AREA" or "SSA" means the portion of the Network installed within the geographic area covered by a single Switching center and all subsidiary Equipment attached to the Switches comprising such Switching center including, without limitation, base station Equipment, transmission Equipment and power system Equipment.

         "SSA PURCHASE ORDER" has the meaning set forth in Schedule 5.1(a).

         "SSA REQUEST FOR QUOTATION" has the meaning set forth in Schedule
5.1(a).

         "SYSTEM" means a group of Equipment, Services, components and infrastructure related to the Network and performing a specific function in the Network such as, without limitation, billing system, transport system, voice messaging system and data system.

         "TECHNICAL ASSISTANCE SERVICES" means the Services listed under such heading in Schedule 13.9.

         "TERM" has the meaning set forth in Section 3.1.

         "TERM SHEET" means the term sheet for the Financing Agreement, attached hereto as Schedule 7.9.

         "TERRITORY" has the meaning set forth in the Recitals to this Agreement.

         "TIME SCHEDULE" has the meaning set forth in Section 6.1.

         "TOOLS" has the meaning set forth in Section 9.3(j).

         "TRIAL RUN" means, as applicable, with respect to a Switch Service Area, the period prior to Commercial Launch when the Switch Service Area will be optimized and operating with "friendly" Customers for purposes of testing and validating the Equipment and Systems comprising such Switch Service Area and not for purposes of revenue generation. [***]


         "TURNKEY" has the meaning set forth in Section 4.2.

         "UNCOMPLETED SITES" has the meaning set forth in Section 7.6(a)(ii).

         "WARRANTY PERIOD" means the Software Warranty Period and/or the Hardware Warranty Period, as the case may be.

         "YEAR 2000 COMPLIANT" has the meaning set forth in Section 13.5(a).

         Section 1.2. Interpretation. In this Agreement, (i) any reference to an agreement or document shall mean such agreement or document as the same may be supplemented, amended or modified from time to time in accordance with its terms; (ii) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from but excluding" and the words "until" and "to" mean "to and including"; (iii) words importing the singular shall include the plural and vice versa, and (iv) words importing the masculine gender shall include the feminine and vice versa; (v) reference to any article, section, clause, paragraph or schedule shall mean the applicable article, section, clause, paragraph of, or schedule to, this Agreement, unless the context otherwise requires; (vi) terms defined in this Agreement, when used in a schedule to this Agreement, shall have the same meaning in such schedule as in the Agreement; and (vii) capitalized terms used in a schedule that are not defined in this Agreement shall have the meaning attributed to them in such schedule.

                                   ARTICLE II
                             STRATEGIC RELATIONSHIP

         Section 2.1. Business Dealings Among the Parties. Mirror and Supplier are entering into a collaborative relationship intended to enable Mirror to obtain a competitive advantage in offering telecommunications services in the Territory pursuant to the License. Each of the Parties will demonstrate integrity and commitment to the Project of the highest order.

         Section 2.2. Common Understandings. The Parties understand and acknowledge that the following principles are critical to the success of the relationship established by this Agreement and accordingly will strive to:

               (a) create business value for each of the Parties;

               (b) provide a high level of commitment to the relationship;

               (c) work together through the learning curve;

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (d) work together to accelerate innovation and expansion of the market for the services to be provided by Mirror; and

               (e) develop and implement reliable methods, measurements, waste reduction and other quality assurance principles.

         Section 2.3. Principles Governing Business Conduct. In support of the critical success factors set forth in Section 2.1 and Section 2.2, the Parties shall conduct business in the manner set forth below:

               (a) Communication between the Parties shall be accurate, timely, complete and concise. The Parties shall provide information that is meaningful and not hold such information as leverage against one another.

               (b) The Parties shall endeavor to resolve issues and complete negotiations at the lowest appropriate management levels within their respective organizations. When escalation of an issue to a more senior management representative is warranted, the Parties shall jointly escalate such issue.

               (c) The Parties shall strive continuously to improve business processes and the efficiency and functionality of their technology and Equipment.

               (d) Supplier shall strive to identify and explore applications of new technologies. Accordingly, technological innovations in relevant substantive fields shall be constantly monitored and reviewed by Supplier and discussed with Mirror for applicability to the Project, both within and outside of the context of the Product Improvement Program.

               (e) The intent of the Parties is to share, as set forth herein or otherwise mutually agreed by the Parties, the risks and benefits resulting from business activities under this Agreement.

         Section 2.4. Purchase Commitment.

               (a) For purposes of this Agreement, "INFRASTRUCTURE EQUIPMENT AND SERVICES" means wireless local access infrastructure Equipment and related Services provided on a Turnkey basis, including all Services required to engineer, furnish and install such Equipment and to achieve Final Acceptance with respect thereto, and "1.9 EQUIPMENT" shall mean Infrastructure Equipment and Services operating at 1.900 MHz., provided on a Turnkey basis, in each case identified as such in Schedule 7.3.

               (b) [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***].

               (c) [***].


                                   ARTICLE III
                 TERM; CONDITION PRECEDENT; SUSPENSIVE CONDITION

         Section 3.1. Term. The term of this Agreement (the "TERM") shall be five (5) years from the Effective Date, unless terminated earlier pursuant to
Article XXI, subject to renewal upon the mutual agreement of the Parties.

         Section 3.2. Effective Date. For the purposes of this Agreement, the date that is the later of (a) the date on which the Parties execute the Term Sheet, (b) the date on which the Parties execute this Agreement and (c) the date on which the Parties complete and attach hereto all of the Schedules to this Agreement is referred to as the "EFFECTIVE DATE".

         Section 3.3. Suspensive Conditions. In the event that:

               (a) the Parties fail to complete and attach hereto all of the Schedules to this Agreement specified in Section 24.17 by August 5, 1999 (or such other date as agreed by the Parties); or

               (b) the Parties fail (i) to complete all required due diligence, and (ii) to receive all required corporate authorizations, in each case in respect of the vendor financing facility contemplated by the Term Sheet (the "FINANCING FACILITY"), by August 25,1999, unless otherwise agreed by the Parties; then this Agreement shall terminate automatically as of such date and be of no further force and effect, without liability for default.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   ARTICLE IV
                 SCOPE OF AGREEMENT AND TURNKEY RESPONSIBILITIES

         Section 4.1. Scope of Agreement. Pursuant to the Scope of Work and subject to the terms and conditions of this Agreement, Supplier agrees to supply to Mirror and Mirror agrees to purchase from Supplier, Equipment and Services as specified in any Order Document.

         Section 4.2. Turnkey Concept. Supplier shall manage and oversee the overall implementation of the portions of the Network for which Supplier is responsible under this Agreement (Supplier's "TURNKEY" responsibilities) in accordance with the terms of this Agreement in accordance with the Scope of Work, Time Schedule and the Specifications and as specified in greater detail in Sections 4.3 and 4.4. The Parties acknowledge that Supplier is responsible for only the portion of the Network specified in the Scope of Work and the Responsibility Matrix, that other vendors, including, without limitation, Nortel, have "turnkey" responsibilities with respect to other portions of the Network and for the operation of the Network as a whole and that Supplier shall not be held liable for any of the "turnkey" responsibilities of such other vendors or any obligations of Mirror hereunder.

         Section 4.3. Turnkey Switch Service Areas. Supplier's Turnkey responsibilities with respect to implementing the portion of each Switch Service Area or Other Purchase, for which it is responsible, as the case may be (as detailed more fully in the Responsibility Matrix), shall encompass, without limitation:

         [***]


         Section 4.4. Modification of Responsibilities. During the Term, Mirror may, with the consent of Supplier, which consent shall not unreasonably be withheld, delayed or conditioned, modify the Responsibility Matrix for the Project such that Mirror assumes a greater role in the management of the Project, thereby modifying the Turnkey nature of the Project and Supplier's obligations hereunder. Mirror agrees to provide Supplier with three (3) months' notice prior to implementing any such modification. Any modification to this Agreement required to implement the provisions of this Section 4.4 shall require the agreement of the Parties.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Section 4.5. Supplier's Subcontractors. Supplier may subcontract the provision of the Services as it deems appropriate and, as agreed in advance by Mirror, the manufacture of Equipment, subject to the following provisions:

               (a) All Subcontractors must have a demonstrated track record of
(i) performing highest quality work, (ii) reliability and (iii) experience in performing the relevant tasks for which such Subcontractors are contracted.

               (b) Prior to engaging any Prime Subcontractor, Supplier shall first notify Mirror and obtain the consent of Mirror to the engagement of such Prime Subcontractor. If Mirror does not reject such Prime Subcontractor within eight (8) Business Days of such notification, the appointment of such Prime Subcontractor shall be deemed to have been accepted by Mirror.

         Section 4.6. Subcontractor Management.

               (a)[***].

               (b) Supplier shall be and remain fully responsible to Mirror for providing the Equipment and Services in accordance with the requirements of this Agreement, the Time Schedule, the Specifications and Prudent Industry Practice, irrespective of the performance of its Subcontractors and their respective Subcontractors, employees, agents, representatives and consultants.

               (c) Nothing contained herein shall be interpreted to create any contractual or labor relationship between any Subcontractor and Mirror, except to the extent such relationship is created by a direct contract between Mirror and such Subcontractor. [***] Supplier shall be fully responsible to Mirror for the acts and omissions of Subcontractors contracted by it or by its Subcontractors, and Supplier shall indemnify, defend and hold harmless Mirror against any and all Losses that Mirror may suffer, incur or bear as a result of any acts, omissions or default by or on behalf of any such Subcontractor.

               (d) Mirror shall have the right to cause Supplier to dismiss from the Project any Subcontractor engaged by Supplier if, in Mirror's reasonable judgment, such Subcontractor or its employees or Subcontractors is not performing in a competent, workmanlike and professional manner and in accordance with Mirror's policies governing employee conduct and Prudent Industry Practices, upon written notice given to Supplier at least thirty (30) days in advance of the

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

intended date for such dismissal; provided that such dismissal notice shall be ineffective if, within such thirty (30) day period, Supplier is able to cure the condition giving rise to Mirror's dismissal request to Mirror's reasonable satisfaction. Notwithstanding the foregoing sentence, if Supplier reasonably determines that any Prime Subcontractor whose dismissal Mirror requests must complete its work under any then outstanding Order Document prior to its dismissal (in order to avoid any delay in the performance of Supplier's obligations under the Time Schedule), Supplier shall be allowed to maintain such Prime Subcontractor until such work then outstanding is completed. Such dismissal shall in no way release Supplier from its obligations and responsibilities under this Agreement.

                                    ARTICLE V
                       ORDER PROCEDURES AND TITLE PASSAGE

         Section 5.1. Order Procedures.

               (a) Schedule 5.1(a) sets forth the procedure agreed to by the Parties for the purchases to be made under this Agreement.

               (b) In the event of any inconsistency between the terms and conditions contained in this Agreement and the terms and conditions of any Order Document or other written agreement executed by the Parties, the terms of this Agreement shall prevail unless such Order Document or other written agreement expressly purports to modify such terms.

               (c) Except as otherwise provided for in Sections 2.4 and 4.3 - 4.5, only an Order Document duly executed by Mirror and accepted by Supplier as provided in this Article V shall constitute a firm commitment or obligation to purchase on the part of Mirror and a firm commitment to supply or provide the subject Equipment or Services on the part of Supplier.

         Section 5.2. Title Passage, Risk of Loss.

               (a) Subject to Mirror's right to reject any Equipment that does not conform to the Specifications, title to and risk of Loss of the Equipment shall pass to Mirror upon the earlier of (i) Provisional Acceptance and (ii) 120 days from the date of shipment of such Equipment from Supplier's manufacturing/assembly facilities in Brazil.

               (b) Title to Supplier's intellectual property, including, without limitation, Software, patents, copyrights, trademarks and tradenames, shall not be conveyed to Mirror at any time.

               (c) Mirror shall notify Supplier promptly of any claim with respect to Loss that occurs while Supplier has the risk of Loss and shall cooperate in every reasonable way to facilitate the settlement of any claim related to any such Loss.

                                   ARTICLE VI
                                  TIME SCHEDULE

         Section 6.1. Perform to Schedule.

               (a) The Parties shall adhere to the schedule of milestones set forth in Schedule 6.1(a) or to any amendment or replacement thereof as well as to the schedule of milestones set forth in each Order Document (each, as applicable, the "TIME SCHEDULE") for performance of their respective responsibilities set forth in the Responsibility Matrix and shall use all reasonable efforts to minimize all delays. In no event shall the date for any Commercial Launch specified on the version of the Time Schedule attached hereto as Schedule 6.1(a) be changed in any version/revision of the Time Schedule accompanying any Order Document without the consent of both Parties. Notwithstanding the foregoing, Supplier shall not be in breach of its obligations with respect to any milestone on the Time Schedule nor be responsible for any delays or damages (including, without limitation, Liquidated Damages) to the extent that such delays or damages arise from the exercise by Mirror of any discretionary right under this Agreement (other than as provided in Section 9.3(h)) in a manner that directly and unreasonably impedes, prevents or burdens Supplier's ability to conform to the Time Schedule. In the event that Mirror's exercise of such rights unduly impedes, prevents, or burdens Supplier's ability to conform to the Time Schedule, then the time of performance of any of Supplier's obligations hereunder, including the obligations to meet each of the milestones under the Time Schedule, shall be extended by the actual time of delay caused by such event, unless the Parties otherwise agree.

               (b) Notwithstanding anything in the Time Schedule to the contrary, in no event shall Liquidated Damages for Supplier's delays in meeting the milestones in the Time Schedule be applicable prior to [***] following the date on which Mirror validly issues a "notice to proceed" to Supplier representing that it has secured the relevant Site for such Cell Site and confirming that Supplier may commence construction of such Cell Site.

               (c) The Time Schedule (which, unless otherwise agreed, shall be created using "Microsoft Project" software) will indicate the relevant time periods for the engineering, manufacture, shipment, delivery and receipt of the Equipment and the provision of the Installation, testing, Commissioning, Provisional Acceptance, Final Acceptance and all other Services.

         Section 6.2. Time Is of the Essence. The Parties specifically acknowledge and agree that time is of the essence in the performance of all of their respective obligations set forth in this Agreement.

         Section 6.3. Anticipated Delays. Each Party shall immediately notify the other of any anticipated delay in the performance of its obligations under this Agreement from the date specified in the Time Schedule; provided that such notification shall not relieve such Party of any of its obligations under this Agreement except as otherwise specifically provided herein.

         Section 6.4. Progress Report. Supplier shall provide Mirror, on a periodic basis as agreed by the Parties and in connection with the Project review meetings held in accordance with Section 8.2, a written report (in hard and electronic format) showing the scheduled progress versus actual progress, giving the details of work completed in relation to the Time Schedule. Such report shall also include a detailed explanation of any delays and a detailed projection of when the work shall be completed. In the event that both Parties have agreed in writing to changes in the Time Schedule, Supplier shall provide an updated Time Schedule to Mirror reflecting such agreement.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Section 6.5. No Release upon Payment of Liquidated Damages. The payments of Liquidated Damages for not achieving Provisional Acceptance or any other milestones on time shall not release Supplier from the responsibility to continue the delivery of the Equipment, the completion of the Services, and its other obligations under this Agreement.

                                   ARTICLE VII
                            PRICES AND PAYMENT TERMS

         Section 7.1. [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***].
         Section 7.2. Import Duties; Taxes.

               (a) [***].

         Section 7.3. Prices.

               (a) The prices charged by Supplier under this Agreement for Equipment and Services shall be as specified in Schedule 7.3 [***].

               (b) If the Parties are unable to agree as to Supplier's compliance [***] then such issue shall be determined pursuant to Section 22.4.

               (c) The prices set forth in Schedule 7.3 are quoted, and shall be invoiced and paid, in Reais. Such prices are quoted as of the Effective Date. To maintain the economic and financial balance of the Agreement, such prices shall be adjusted as follows:

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
  Description                      Adjustment Criteria
--------------------------------------------------------------------------------

Equipment (other than         Adjustment by application to the price of the
"base station controllers"    [***] every twelve (12) months from the Effective
("BSCs") supplied by          Date or at shorter intervals if applicable Laws so
Supplier)                     permit.

--------------------------------------------------------------------------------
Services                      Adjustment by application to the price of the
                              [***] to be applied to prices every twelve (12)
                              months from the Effective Date or at shorter
                              intervals, if applicable Laws so permit.

--------------------------------------------------------------------------------

               (d) As long as the Parties have executed the Financing Agreement on or before the expiration of the Deferral Period, concurrently with the first drawdown of funds by Mirror under the Financing Agreement, Supplier shall grant to Mirror credits in the aggregate amount of [***] to be applied by Mirror toward the purchase price of Equipment and Services hereunder.

         Section 7.4. Price Basis. The prices set forth on Schedule 7.3 for all Equipment shall be on the basis of Carriage and Insurance Paid to the applicable Sites, as defined in the ICC Incoterms 1990 [***].

               (a) In the event of any conflict between the terms of this Agreement and the assignment of responsibilities and liabilities between the Parties pursuant to Incoterms 1990, the express terms of this Agreement shall prevail.

         Section 7.5. Invoices or applicable charging documents.

               (a) Supplier shall invoice Mirror for amounts due in accordance with the schedule set forth in Section 7.6(a).

               (b) Mirror shall have no obligation to pay Supplier for any charges, unless such charges are expressly authorized by this Agreement or an Order Document and Mirror has received an invoice for such charges.

               (c) Each invoice issued hereunder shall reference the Order Document number and identify the payment event, charges and applicable taxes, if any. Each invoice shall be sent to the billing address identified in the relevant Order Document. No term or condition of any such invoice inconsistent with this Agreement shall be binding upon Mirror, unless such term or condition has been expressly agreed upon by Mirror in compliance with Section 5.1 and
Section 24.11.

               (d) Invoices for all Equipment and Services supplied pursuant to this Agreement shall be denominated and paid in [***].

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Section 7.6. Payment Terms.

               (a) Payment Schedule.

                    (i) Mirror shall pay Supplier for Equipment and Services provided hereunder in respect of SSA Purchase Orders for the engineering, furnishing, Installation and Commissioning of the first Cell Sites in any SSA (the "INITIAL BUILD") of each Switch Service Area and for Order Documents other than in respect of the Initial Build of a Switch Service Area or for a System (each an "OTHER PURCHASE") in accordance with the following schedule:

------------------------------------------ -------------------------------- --------------------
             PAYMENT MILESTONE                PERCENTAGE FOR INITIAL BUILD     PERCENTAGE FOR
                                            OF OF SSAS OTHER THAN RIO DE      INITIAL BUILD OF
                                                JANEIRO & BELO HORIZONTE      RIO DE JANEIRO &
                                                 AND FOR OTHER PURCHASES       BELO HORIZONTE
                                                                                    SSAS
========================================== ================================ ====================
Purchase Order accepted by Supplier                       [***]                    [***]
------------------------------------------ -------------------------------- --------------------
Provisional Acceptance                                    [***]                    [***]
------------------------------------------ -------------------------------- --------------------
Commercial Launch                                         [***]                    [***]
------------------------------------------ -------------------------------- --------------------
Final Acceptance                                          [***]                    [***]
------------------------------------------ -------------------------------- --------------------
TOTAL                                                     [***]                    [***]
------------------------------------------ -------------------------------- --------------------

                     (ii) With respect to an SSA Purchase Order, in the event that Mirror elects to permit Partial Provisional Acceptance or Partial Commercial Launch, the payment otherwise applicable upon Provisional Acceptance or Commercial Launch, as the case may be, in the table set forth at
                     Section 7.6(a)(i) shall be [***].

                     (iii) Mirror shall pay Supplier for training provided by Supplier pursuant to Section 9.3(d) [***] upon the completion of the Course in question or delivery of the training materials, as the case may be.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (b) Payment Due Date. All payments to be made by Mirror to Supplier under the terms of this Agreement shall be due and payable within the thirty (30) days immediately following the date that Supplier delivers the invoice to Mirror in accordance with this Agreement (except that in the event the thirtieth day does not fall on a Business Day, then payment shall be due on the next Business Day following such date), unless a different payment due date is required in order to accommodate drawing conditions of the Financing Facility (including conditions relating to required minimum draw amounts).

               (c) Late Payments. In the event that Mirror does not make payment on invoices within the time prescribed in Section 7.6(b), Mirror shall pay interest on the outstanding balance of the relevant invoice(s), at a rate of [***] per annum (the "INTEREST RATE") from the day on which payment was due to the day on which it is made, plus a [***] late payment fee.

               (d) Modality of Payments. Payments shall be made by check, bank draft or acceptable electronic transfer of funds to the accounts or in compliance with instructions that Supplier shall specify on each invoice, or in accordance with any applicable payment mechanism provided for in the Financing Facility, or as otherwise mutually agreed by the Parties.

               (e) [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         [***]

         Section 7.7. Calculation of Interest. Interest applicable to any amount payable hereunder shall be calculated for the actual number of days elapsed on the basis of a year consisting of three hundred and sixty (360) days.

         Section 7.8. Payment Disputes.

               (a) In the event that Mirror disputes all or part of any invoice, Mirror shall, on or prior to the date on which the relevant payment would be due in accordance with Section 7.6(b), deliver to Supplier a statement specifying the basis for the dispute. Mirror shall pay the undisputed amount of such invoice pursuant to Section 7.6(b) but may withhold the disputed amount pending resolution of such dispute.

               (b) If the Parties are able to resolve the dispute within twenty
(20) Business Days of the receipt by Supplier of the notice specified in Section 7.8(a), any amount owing to Supplier or to Mirror shall be reflected as a charge or a credit, as the case may be, adjusted by the late payment charges set forth in Section 7.6(c), on the next invoice (unless the dispute is with respect to amounts set forth on the final invoice, in which case the Party owing any amounts shall pay such amounts within five (5) Business Days of the resolution of the dispute).

               (c) If the Parties are unable to resolve the dispute within twenty (20) Business Days of the receipt by Supplier of the notice specified in
Section 7.8(a), the dispute shall be resolved as provided in Article XXII.

               (d) Within fifteen (15) Business Days of the resolution of a payment dispute pursuant to Article XXII, (i) Mirror shall pay any amounts determined to be owing by it, together with interest accrued at the Interest Rate (calculated pro rata on a daily basis) from the date on which such payment was due pursuant to Section 7.6(b) until paid in full; and (ii) Supplier shall refund to Mirror any amounts determined to have been overpaid, if applicable, together with


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

interest accrued at the Interest Rate (calculated pro rata on a daily basis) from the date that such overpayment was made until repaid in full to Mirror.

         Section 7.9. Financing.

               (a) Supplier shall, subject to the provisions of Sections 3.2 and 3.3, provide vendor debt financing for the Equipment and Services supplied to Mirror under this Agreement on competitive market terms [***]. Financing will be provided on the terms set out in the Term Sheet, a copy of which will by attached hereto as Schedule 7.9(a).

               (b) Notwithstanding anything to the contrary contained in this Agreement, it shall be a condition precedent to Mirror's obligations to pay any amounts to Supplier and Supplier's obligation to provide Equipment and Services under this Agreement that the Parties execute the Financing Agreement on the terms and conditions set forth in the Term Sheet, unless otherwise agreed by the Parties.

         Section 7.10. [***]

                                  ARTICLE VIII
             SUPPLY AGREEMENT ADMINISTRATION AND PROJECT MANAGEMENT

         Section 8.1. Project Management.

               (a) Supplier's Project Manager. Supplier shall, during the Term, appoint a manager for the Project (the "SUPPLIER PROJECT MANAGER") who shall:

                    (i) be fully conversant with the background of the Project;

                    (ii) be empowered and have authority to make day to day decisions regarding the Project, while having full authority over Supplier's Project personnel in Brazil and assets dedicated to the Project;

                    (iii) maintain and update the Time Schedule and deliver the Time Schedule as revised from time to time to the Mirror Project Manager;

                    (iv) ensure compliance with the Time Schedule;

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    (v) maintain the closest possible cooperation with the Mirror Project Manager;

                    (vi) reside in Brazil and be available at Project Sites as reasonably requested; and

                    (vii) be fluent in English and have a working knowledge of Portuguese.

               (b) Mirror Project Manager. Mirror shall, during the Term of this Agreement, appoint a manager for the Project (the "MIRROR PROJECT MANAGER") to be the liaison with the Supplier Project Manager, who shall:

                    (i) be fully conversant with the background of the Project;

                    (ii) be empowered and have authority to make day-to-day decisions regarding the Project and its personnel;

                    (iii) ensure compliance with the Time Schedule;

                    (iv) maintain the closest possible cooperation with the Supplier Project Manager;

                    (v) be available at Project Sites as reasonably requested;
                    and

                    (vi) be fluent in English and have a working knowledge of Portuguese.

         Section 8.2. Progress Review Meeting.

               (a) During the term of implementation of the Network, both the Mirror Project Manager and the Supplier Project Manager shall hold Project review meetings at such intervals to be agreed upon by the Parties to review, monitor and control the progress of the implementation of the Network in all its aspects in conformity with the Specifications and the Time Schedule.

               (b) If Supplier or Mirror, as the case may be, deem it unlikely that it will be able to fulfill all of its obligations on the respective dates set out in the Time Schedule, then such Party shall request a meeting to determine what action is required. Any action that might be determined as a consequence hereof shall be without prejudice to any right or remedy Mirror or Supplier may have under this Agreement.

               (c) Minutes of the meetings contemplated by this Section 8.2 shall be kept in English or Portuguese as mutually agreed by the Parties.

         Section 8.3. Agreement Administration by Mirror. The Mirror Project Manager shall be responsible for administering the Agreement and ensuring the necessary coordination with other Mirror departments. He shall be responsible for coordinating the Project implementation between Mirror and Supplier; reviewing and approving all quotations and invoices, inventory of Equipment delivered; Time Schedules; issuing Order Documents, monitoring the overall progress of the

Project; coordinating with Supplier to conclude agreement on the Acceptance Test Procedures as provided in Section 9.3(a); providing Supplier with clarification on the technical specification requirements and approving and issuing Change Orders. The Mirror Project Manager's territorial responsibilities shall be for all areas covered by the Agreement. He may designate, as may be required for certain periods of time, project managers for specific Switch Service Areas, regions or Systems and define their administrative, managerial, territorial and authorization responsibilities, which he will communicate in writing to the Supplier Project Manager.

         Section 8.4. Supplier Employees. Mirror may, at any time, cause Supplier to dismiss an employee from the Project if, in Mirror's reasonable judgment, such employee is not performing in a competent, workmanlike and professional manner and in accordance with Mirror's policies governing employee conduct (as identified by Mirror to Supplier in writing) and Prudent Industry Practices. Within three (3) Business Days of receiving Mirror's request, the Parties shall meet to discuss the removal of such employee. If Supplier, acting reasonably, agrees that such employee should be dismissed from the Project, then Supplier shall so remove such employee within seven (7) Business Days of such decision. If Supplier does not consent to the removal of such employee, Supplier agrees to consult with such employee and to monitor such employee's conduct to ensure compliance with the requirements of this Section 8.4. Any delays or costs resulting from the replacement of Supplier's employee shall be borne by Supplier.

                                   ARTICLE IX
                          DIVISION OF RESPONSIBILITIES

         Section 9.1. Joint Responsibilities.

               (a) Responsibility Matrix. Without limiting the generality of any of the provisions of this Agreement, the respective rights and division of responsibilities of Mirror and Supplier are set forth in the Responsibility Matrix attached as Schedule 9.1(a). Mirror shall discharge those responsibilities identified as those of Mirror, including Mirror's portion of responsibilities that are to be jointly performed by Mirror and Supplier. Supplier shall discharge those responsibilities identified as those of Supplier, including Supplier's portion of responsibilities that are to be jointly performed by Supplier and Mirror.

               (b) Punchlist. Both Parties will agree on items and issues to be placed on each Punchlist. Supplier shall in good faith resolve as quickly as possible the items placed on each Punchlist.

         Section 9.2. Mirror Responsibilities.

               (a) Costs. Mirror shall bear the costs of its own legal fees, interconnection facilities, telephone and utility charges and other services and items being supplied by Mirror under this Agreement.

               (b) Engineering Information. Mirror shall:

                    (i) Provide to Supplier necessary engineering information reasonably requested by Supplier and in accordance with the Responsibility Matrix and the Time Schedule;

                    (ii) Provide, upon reasonable request, System usage information where Mirror's analysis of System requirements has been requested by Supplier or is otherwise required by a specific provision of this Agreement in order for Supplier to discharge its obligations under this Agreement and where the information requested is reasonably necessary for such purposes.

               (c) O&M. Mirror shall assume responsibility for the lawful and proper O&M of the Network.

               (d) Export Controls. Where required by the country of origin of the Equipment, Mirror shall comply with all applicable export Laws with respect to the requirements of which Supplier has advised Mirror in writing. Specifically, but without limitation, where the Equipment is subject to export controls and Supplier has advised Mirror in writing with respect to the requirements of such export controls, Mirror agrees that it will not resell or re-export Equipment or technical data in any form without obtaining appropriate export or re-export licenses from the applicable exporting country government.

               (e) Permits. Mirror shall be responsible for obtaining all Permits (other than permits specifically required to be obtained by Supplier or any of its Subcontractors) required for implementation of the Network, including but not limited to, Site building permits, zoning variances and the like from appropriate Authorities. Pursuant to the Responsibility Matrix, Supplier shall provide Mirror with all Permit applications for Permits that Mirror is responsible to obtain pursuant to this Section 9.2(e) on an accurate and timely basis to enable Mirror to submit them to the appropriate Authority.

               (f) Other Obligations. Mirror shall perform all of its other obligations pursuant to this Agreement, including the following:

                    (i) allow Supplier's personnel employed in the work reasonable access to the Sites at all times, and to permit the use by such personnel of all routes, roadways and ramps under the control of Mirror when such access and use are necessary for the proper performance of Supplier's obligations hereunder;

                    (ii) permit all Supplier's personnel employed in the work hereunder to use at all times such portions of existing plants or equipment under Mirror's control as are reasonably necessary for the proper completion of such work, as long as such use will not interfere with Mirror's business operations;

                    (iii) take reasonable security measures to safeguard all Equipment on Mirror's premises against all damages or Loss caused by Mirror's employees from the Delivery until the date that the risk of Loss of such Equipment transfers to Mirror pursuant to Section 5.2(a);

                    (iv) ensure that Mirror's personnel carrying out activities at the Sites do not interfere with the progress of Supplier's obligations hereunder;

                    (v) where applicable, take all necessary actions in accordance with the relevant Responsibility Matrix to ensure that the Sites are ready and available for commencement of Installation;

                    (vi) make available a representative to acknowledge receipt of the Equipment;

                    (vii) bear any additional costs, including, without limitation, freight, insurance, storage and taxes, if applicable, relating to a Change Order that requires delivery of Equipment to a Site other than the Site specified in the Order Document to which such Change Order pertains; and

                    (viii) make available, upon request, to Supplier, any information, that Supplier needs to carry out its obligations under this Agreement, provided that Mirror has access to such information.

         Section 9.3. Supplier Responsibilities. Without limiting other obligations of Supplier under this Agreement, Supplier shall have the following responsibilities:

               (a) Acceptance Procedure. Supplier shall adhere to the Acceptance procedures, including the Acceptance Test Procedures, each as set forth in
Schedule 9.3(a).

               (b) Upgrades; New Products or Services. Supplier shall make new and upgraded Equipment and Services available to Mirror as and when they become available. Where such new or upgraded Equipment or Services are developed by Supplier, Supplier shall, subject to Section 14.3, negotiate the price [***] and delivery schedule in good faith.

               (c) Retrofits. Supplier shall, with Mirror's prior written consent, provide a retrofit package to permit the Network to comply [***].


               (d) Training. Supplier shall provide training courses for planning, installation and O&M of Equipment and Services purchased under this Agreement. [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***]. Course listings, content, schedules and prices are set forth in Schedule 9.3(d).

               (e) Cooperation and Coordination With Other Vendors. Supplier recognizes that Mirror will be developing the Network using vendors in addition to Supplier including, without limitation, Northern Telecom Limited and its Affiliates (collectively, "NORTEL"). Supplier shall, in engineering furnishing and installing the Infrastructure Equipment and Services for which it is responsible under this Agreement, cooperate and coordinate its activities with such other vendors such that such Infrastructure Equipment and Services shall interface in accordance with the Specifications with the Equipment and Services supplied by such other vendors. Supplier acknowledges that Nortel will take a leading role in the coordination and management of the Project in accordance with the Responsibility Matrix.

               (f) Legal and Safety Standards. Supplier is responsible for assuring that proper safety measures are taken to avoid accidents and that all work performed is done in accordance with the relevant health and occupational safety Laws, whether the work is performed by Supplier or its Subcontractors. Supplier shall be responsible, at its own expense, for ensuring that all necessary procedures are in place and supervision is provided to ensure the safety of all persons who may at any time or for whatever reason be present on any of the Sites that are under the control of Supplier as part of Supplier's provision of the Services, including, without limitation, the Installation Services.

               (g) Site Security. Up to Commercial Launch, Supplier shall use reasonable efforts to ensure the security of the Sites in a manner consistent with Mirror's security requirements by providing security Services at the prices set forth in Schedule 7.3 and shall ensure that entry to such Sites is properly monitored and only authorized persons are permitted to enter and remain on any of such Sites. Supplier shall allow Mirror or any person authorized by Mirror to inspect any Site at any time while Supplier is providing Services on the Site.

               (h) Inspection. Mirror and its employees, agents and representatives shall at all times have the right to inspect the performance by Supplier of the design, engineering, construction, Installation, testing and Acceptance, whether in the process of being prepared or executed. If the work does not conform to the terms of this Agreement, the Specifications and all applicable Laws, Mirror shall have the right to order the suspension of such work; provided that Mirror's exercise of such right shall not be deemed to be an "exercise by Mirror of any discretionary right under this Agreement" giving rise to an extension of the Time Schedule under Section 6.1(a).

               (i) Operation and Maintenance Support. Supplier, [***], shall allocate a total of [***] of support Services by qualified technical personnel to be used by Mirror to support the Network (including all Switch Service Areas) during the [***] of operation, commencing on the Soft Launch of the first Switch Service Area (or, if there is no Soft Launch, on Provisional Acceptance of such Switch Service Area), with the actual utilization of

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

such support resources to be determined by agreement of the Parties. The personnel [***] to provide such support Services shall include qualified O&M cell sites and transmission specialists. Such personnel shall be primarily assigned to work in the Mirror's Network Operations Center. To the extent that Mirror requests that such personnel work in any location outside of the Switch Service Area in which Mirror's Network Operations Center is located, Mirror shall reimburse Supplier for the associated reasonable travel expenses incurred by such personnel. [***].

               (j) Tools and Test Equipment. Unless otherwise specifically provided in this Agreement, Supplier shall provide all tools and testing equipment (the "TOOLS") required for the implementation of the Equipment and Services being provided under this Agreement. Unless otherwise specifically provided in this Agreement, Supplier shall provide and pay for all materials, labor, Tools, Equipment, transportation and other facilities necessary for the performance and completion of the Project. Supplier shall pay all charges for any special handling of the Equipment. All Tools used during the implementation of Equipment and Services being provided that (i) have been purchased and paid for by Mirror as specified on an Order Document, and (ii) that have been purchased by Supplier specifically for use in implementing the Project and for which Supplier has included the full, undepreciated or unamortized cost in the amounts being charged to Mirror pursuant to this Agreement, shall become the property of Mirror at the earlier of Commercial Launch or Final Acceptance.

               (k) [***].

               (l) Supplier Responsible for Incorrect Delivery; Excess Items. If any Equipment is delivered to a point other than the one set forth in an Order Document, any additional expenses incurred in delivery of such Equipment to the correct point of delivery and the risk of transportation shall be borne by Supplier. Supplier is also responsible for items delivered in excess of those required in the relevant Purchase Order or any excess installation material.

               (m) Acceptance of Sites. Supplier shall use its commercially reasonable efforts to approve or disapprove of any candidate location for construction of a Cell Site at the time of the site visit to such location, or within two (2) Business Day thereafter.

               (n) [***].

         Section 9.4. [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    ARTICLE X
                      INDEMNIFICATION, DAMAGES, AND DELAYS

         Section 10.1. General Indemnity.

               (a) Supplier shall indemnify, defend and hold harmless Mirror and its directors, officers, representatives, agents, servants, Subcontractors, employees, successors and permitted assigns (collectively, "MIRROR INDEMNIFIED PERSONS") from any and all Losses (including damage to property owned by third parties) arising out of or in connection with this Agreement to the extent such damages were caused by the breach of this Agreement by Supplier or the negligent acts or omissions, willful misconduct or strict liability of Supplier or any Supplier Representative.

               (b) Mirror shall indemnify, defend and hold harmless Supplier and its directors, officers, representatives, agents, servants and employees (collectively, "SUPPLIER INDEMNIFIED PERSONS") from any Losses (including damage to property owned by third parties) arising out of or in connection with this Agreement to the extent that such damages were caused by the breach of this Agreement by Mirror or the negligent acts or omissions, willful misconduct or strict liability of Mirror or its agents, Subcontractors, officers or employees, or any Person responsible to Mirror while performing Mirror's obligations under this Agreement.

         Section 10.2. Personal Injury.

               (a) Supplier shall indemnify, defend and hold harmless the Mirror Indemnified Persons from any and all Losses on account of death or personal injury (whether to Mirror Indemnified Persons or to third parties) arising out of or in connection with this Agreement to the extent that such injury or death is caused by the negligent acts or omissions, willful misconduct or strict liability of Supplier or any Supplier Representative.

               (b) Mirror shall indemnify, defend and hold harmless the Supplier Indemnified Persons from any Losses on account of death or personal injury (whether to Supplier Indemnified Persons or to third parties) arising out of or in connection with this Agreement to the extent that such injury or death was caused by the negligent acts or omissions, willful misconduct or strict liability of Mirror or its agents, representatives, Subcontractors, officers or employees, or any Person responsible to Mirror while performing Mirror's obligations under this Agreement.

         Section 10.3. Claims. In any claim for indemnification brought pursuant to this Agreement:

               (a) The Person entitled to indemnification (the "INDEMNIFIED PARTY") shall promptly notify the Person obligated to provide indemnification (the "INDEMNIFYING PARTY") promptly upon (A) receipt of notice of the commencement of a claim by a third party for which indemnification is sought pursuant to this Agreement, (B) becoming aware of a claim (other than one covered by clause A, hereof) or facts supporting the likelihood of a Loss, in each case eligible for indemnification pursuant to this Agreement; or (C) the occurrence of any material event or change with respect to an ongoing claim, in writing.

               (b) In case any such claim is brought against any Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, or in respect of any ongoing action, the Indemnifying Party will be entitled to participate therein and to assume the defense thereof. Subsequent to such assumption of defense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party other than the reasonable expenses of monitoring such defense, and shall control the defense of such claim unless the Indemnified Party reasonably believes there to be a conflict between its interests and those of the Indemnifying Party, in which case the Indemnified Party may employ its own counsel for such defense and the reasonable costs of such counsel as well as other cost reasonably incurred in such defense shall be borne by the Indemnifying Party. Whether or not the Indemnifying Party shall have assumed the defense of a claim for which the Indemnified Party is entitled to be indemnified, the Indemnified Party shall not admit any liability with respect to, settle, compromise or discharge such claim without the prior written consent of the Indemnifying Party, which consent shall not unreasonably withheld, conditioned or delayed.

               (c) The Indemnified Party shall, at the Indemnifying Party's expense, cooperate and consult with the Indemnifying Party in the defense of such claim and shall, upon request, provide all reasonable information and assistance for defense against any such suit, claim or demand.

         Section 10.4. Infringement Indemnity.

               (a) Defense Against Infringement Claims. In any claim, action, suit or legal arbitration, mediation or other proceedings, Supplier, at Supplier's expense, shall indemnify, defend and hold harmless Mirror, its directors, officers, agents, employees, successors and permitted assigns against any third-party claim that Supplier's Equipment, including Software, and Services supplied hereunder (collectively, the "INDEMNIFIED EQUIPMENT") infringes any patent or copyright, trademark, trade secret or other tangible or intangible property right, whether Brazilian or foreign (collectively, "PROPRIETARY RIGHTS") by reason of Mirror's use of such Proprietary Rights and Equipment in furnishing basic telecommunication services in accordance with the Specifications. Supplier shall reimburse Mirror its actual reasonable costs for personnel (including legal counsel and experts) and resources engaged in providing information or assistance requested by Supplier or in defending such claim, action, suit, legal arbitration, mediation or other proceeding. Supplier shall indemnify, defend and hold harmless Mirror, its officers, agents, employees, Subcontractors, successors and permitted assigns against any Losses on account of such alleged infringement or violation.

               (b) Supplier to Act. If Mirror's use of the Indemnified Equipment is enjoined, or, in Supplier's reasonable opinion, is likely to be enjoined, Supplier shall, at its option and expense, either procure the right for Mirror to continue using such Indemnified Equipment or replace or modify the Indemnified Equipment so that such Indemnified Equipment becomes non-infringing, whichever can be accomplished more quickly. If none of the foregoing options is possible, Supplier will remove the enjoined Indemnified Equipment and refund to Mirror any amounts paid to Supplier, less a reasonable charge for any actual period of use by Mirror. Should the Indemnified Equipment so removed be a component of the Network and such removal causes the Network not to meet the [***] or any other of the Specifications, then Supplier shall be liable for restoring the Indemnified Equipment to the [***] or other such Specification and for all Losses caused to Mirror resulting from such removal.

               (c) Information Supplied by Mirror. Supplier shall have no liability for any claim of infringement of any Proprietary Rights to the extent that such claim (i) arises directly and wholly from adherence to Specifications, designs, drawings or instructions furnished by Mirror; (ii) arises from adherence to instructions to apply Mirror's trademark, trade name or other company identification; (iii) resides in non-Supplier Equipment that is furnished by Mirror to Supplier for use under this Agreement, (iv) relates to uses of Indemnified Equipment provided by Supplier in combination with other Indemnified Equipment furnished either by Supplier or other Persons, which combination was not Installed, recommended or otherwise approved by Supplier,
(v) arises as a result of Mirror's modification of the Indemnified Equipment in a manner not contemplated by the Specifications without Supplier's prior consent or (vi) arises as a result of Mirror's use of the Equipment in a manner contrary to the Specifications.

         Section 10.5. [***].

         Section 10.6. Failure to Meet Time Schedule (Liquidated Damages).

               (a) With respect to Equipment and Services for the Initial Build of the first and second Switch Service Areas (Rio de Janeiro and Belo Horizonte):

                    (i) In the event that Commercial Launch with respect to the Initial Build of the first and second Switch Service Areas occurs after the relevant due date set forth in the Time Schedule because of actions directly attributable to Supplier including, without limitation, Supplier's failure to

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    perform its obligations hereunder in the manner and at the times specified in this Agreement, Supplier shall pay to Mirror Liquidated Damages [***] equal to [***].

                    (ii) In the event that on the relevant due date set forth in the Time Schedule (A) Mirror, at its sole discretion, elects to proceed with Commercial Launch of only a portion of the Equipment and Services comprising the Initial Build of the first and second Switch Service Areas, and (B) the failure of the other portion of the Equipment and Services to be ready for Commercial Launch is due to actions directly attributable to Supplier, including, without limitation, Supplier's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Supplier shall pay to Mirror Liquidated Damages [***] equal to [***].

               (b) With respect to Equipment and Services for the Initial Build of the third and fourth Switch Service Areas (Belem and Manaus):

                    (i) In the event that Commercial Launch with respect to the Initial Build of the third or fourth Switch Service Area occurs after the relevant due date set forth in the Time Schedule because of actions directly attributable to Supplier including, without limitation, Supplier's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Supplier shall pay to Mirror liquidated damages [***] equal to [***]

                    (ii) In the event that on the relevant due date set forth in the Time Schedule (A) Mirror, at its sole discretion, elects to proceed with Commercial Launch of only a portion of the Equipment and Services comprising the Initial Build of the third or fourth Switch Service Areas, and (B) the failure of the other portion of the Equipment and Services to be ready for Commercial Launch is due to actions directly attributable to Supplier, including, without limitation, Supplier's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Supplier shall pay to Mirror liquidated damages [***] equal to [***].

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (c) With respect to Equipment and Services for the Initial Build of the fifth or sixth Switch Service Areas (Sao Luis and Natal):

                    (i) In the event that Commercial Launch with respect to the Initial Build of the fifth or sixth Switch Service Area occurs after the relevant due date set forth in the Time Schedule because of actions directly attributable to Supplier including, without limitation, Supplier's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Supplier shall pay to Mirror liquidated damages [***] equal to [***]

                    (ii) In the event that on the relevant due date set forth in the Time Schedule (A) Mirror, at its sole discretion, elects to proceed with Commercial Launch of only a portion of the Equipment and Services comprising the Initial Build of the fifth and sixth Switch Service Areas, and (B) the failure of the other portion of the Equipment and Services to be ready for Commercial Launch is due to actions directly attributable to Supplier, including, without limitation, Supplier's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Supplier shall pay to Mirror liquidated damages [***] equal to [***].

               (d) With respect to Equipment and Services other than for the Initial Build of the first six (6) Switch Service Areas:

                    (i) In the event that Commercial Launch with respect to any Equipment or Services purchased under any Order Document other than for the Initial Build of the first six (6) Switch Service Areas, occurs after the relevant due date set forth in the Time Schedule, because of actions directly attributable to Supplier including, without limitation, Supplier's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Supplier shall pay to Mirror liquidated damages [***] equal to [***]

                    (ii) In the event that on the relevant due date set forth in the Time Schedule (A) Mirror, at its sole discretion, elects to proceed with Commercial Launch of only a portion of the Equipment and Services comprising any Order Document other than for the Initial Build of the first

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    six (6) Switch Service Areas, and (B) the failure of the other portion of the Equipment and Services to be ready for Commercial Launch is due to actions directly attributable to Supplier, including, without limitation, Supplier's failure to perform its obligations hereunder in the manner and at the times specified in this Agreement, Supplier shall pay to Mirror liquidated damages [***] equal to [***].

               (e) At Mirror's option, Supplier may satisfy any and all liquidated damages due for failure to meet the milestones set forth in the Time Schedule for Acceptance and/or Commercial Launch in the form of [***].

               (f) The liquidated damages specified in Section 10.6(a) through
(d) (the "LIQUIDATED DAMAGES") shall not be applicable to the extent that actions or omissions of Mirror were the cause of the delays described in Section 10.6(a) through (d) ("MIRROR DELAYS"). In the event of Mirror Delays, the dates set forth in the Time Schedule for Supplier's performance shall be adjusted to reflect such Mirror Delays. The extent of adjustment shall be [***] as agreed between Mirror and Supplier, and the adjustment shall be based on a review of the relevant Supplier critical path development and deployment plans (i.e., planning, evaluation and review technical/critical path method ("PERT/CPM") chart). Where additional expenses are incurred by Supplier in making up for a Mirror Delay, Supplier and Mirror shall agree on equitable adjustment in Supplier's prices to compensate for such additional expenses.

               (g) The Parties hereby acknowledge and agree that the actual damages that would be incurred by Mirror in the event of a failure to comply with the Time Schedule by Supplier would be difficult to calculate and that the Liquidated Damages provided for in this Agreement are fair and reasonable under the circumstances.

         Section 10.7. [***].

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   ARTICLE XI
                                QUALITY ASSURANCE

         Section 11.1. Quality Assurance.

               (a) Without restricting the generality of the provisions of
Section 9.3 and Article XIII, it is understood and agreed that Supplier has sole responsibility for the quality of the Equipment and Services supplied or provided hereunder.

               (b) Supplier shall deliver the Equipment and provide the Services to Mirror in accordance with the terms and conditions of this Agreement diligently and by competent and professional personnel.

               (c) Supplier shall maintain a quality program that is adequate to ensure a consistent level of quality in the Equipment and Services supplied under this Agreement and to ensure that the Equipment and Services conform to all applicable Laws, Prudent Industry Practices and the Specifications.

               (d) Provided that Mirror does not unreasonably interfere with Supplier's performance of its obligations hereunder, Mirror reserves the right to conduct [***] quality assessments, inspections or tests on the Equipment and Services in accordance with a sampling plan jointly developed by the Parties, prior to shipment, at Supplier's premises. If Mirror elects to exercise such rights, then Supplier shall, prior to shipment, advise Mirror when the Equipment or Services are available for audit or testing at Supplier's premises. Supplier shall make space available for Mirror's personnel to carry out the audit or testing, and provide full cooperation to Mirror's personnel.

               (e) Supplier also agrees to provide to Mirror, upon reasonable request, quality program data information such as improvement program data, inspection data, statistical process control information, test results, [***] results pertaining to the Equipment and Services supplied under the terms of this Agreement.

               (f) Mirror's quality assurance assessment or inspections shall not constitute a waiver or renunciation of any rights and remedies granted to Mirror pursuant to this Agreement and shall not excuse Supplier from compliance with all provisions of this Agreement.

                                   ARTICLE XII
                              ENVIRONMENTAL POLICY

         Section 12.1. Environment; Environmental Policy. Supplier assures Mirror that it has a written business policy that addresses environmental protection and preservation issues and the management and disposal of waste products. Supplier certifies that this written business policy:

               (a) was implemented prior to the signing of this Agreement, remains in effect and is required to be followed by all personnel under Supplier's control;

               (b) was and will be brought to the attention of Supplier's other representatives and Subcontractors who have been requested to follow such written business policy;

               (c) states that Supplier will comply with and will cause all Supplier Representatives to comply with Laws respecting the environment; and

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (d) is and will be available to Mirror upon request at any time during the Term.

         Each of the Parties agrees that Supplier must seek to comply with and minimize liability under environmental Laws at all times during the Term. Supplier shall indemnify, defend and hold the Mirror Indemnified Persons harmless from any Losses arising out of or related to a breach by Supplier of the terms of this Section 12.1.

                                  ARTICLE XIII
                                   WARRANTIES

         Section 13.1. Specifications. The Equipment and Services supplied or furnished by Supplier under this Agreement shall conform to the Specifications and shall comply with all applicable Laws and Prudent Industry Practices.

         Section 13.2. Hardware Warranty. Notwithstanding the Acceptance of any Equipment, Supplier warrants to Mirror that:

               (a) All the Hardware supplied by Supplier under this Agreement shall be new and unused (except for testing required pursuant to this Agreement).

(b) For the period of [***] commencing on the earlier of Final Acceptance or Commercial Launch of the portion of the Network containing such Hardware (the "HARDWARE WARRANTY PERIOD"), all of the Hardware supplied by Supplier hereunder shall be free from defects in design, material and workmanship, and will conform to the Specifications, all Permits and applicable Law (the "HARDWARE WARRANTY"). The warranty period for any Equipment or part thereof repaired or provided as a replacement under this Hardware Warranty is [***] or the unexpired term of the Hardware Warranty Period applicable to the repaired or replaced Equipment or part, whichever is longer.

               (c) OEM Equipment.

                    (i) Other than as provided in Section 13.2(c)(ii), with respect to OEM Equipment, Supplier hereby assigns to Mirror the warranties given to Supplier by its vendor of such OEM Equipment, and such warranties will remain in force for a term of at least [***] from the earlier of Final Acceptance or Commercial Launch. [***].

                    (ii) Supplier shall use its reasonable best efforts to negotiate to assign the warranties contemplated in this
                    Section 13.2(c).

         Section 13.3. Application Procedures for Hardware Warranty. If, under proper use during the applicable Hardware Warranty Period, a defect or nonconformity is identified in any Hardware supplied by Supplier, Mirror shall notify Supplier in writing of such defect or

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

nonconformity promptly after Mirror discovers such defect or nonconformity and proceed as described in the Warranty Procedures, as set forth in Schedule 13.3. Upon receipt of notification from Mirror of such defect or nonconformity during the Hardware Warranty Period, Supplier shall take the following actions:

               (a) Supplier shall repair or replace such Hardware pursuant to the terms and conditions set forth in Schedule 13.3

               (b) Where Supplier has elected to repair or replace Hardware that has been installed by Supplier and Mirror can not, without undue expense, return the Hardware to Supplier, Supplier will promptly repair or replace the Hardware at Mirror's Site.

               (c) If Supplier has elected to repair or replace a defective circuit board or plug-in component (i.e. a circuit board or similar electronic component that is designed such that, in a rack or assembly of electronic equipment, it may be manually replaced by pulling it from its socket connector and replacing it with a like component for the purposes of maintenance or repair without changing the functionality and/or performance of the overall electronic equipment) (a "PLUG-IN"), Mirror is responsible for removing and reinstalling it. For any Hardware other than Plug-Ins, Supplier shall be responsible for removal and reinstallation of the Hardware.

               (d) Equipment returned for repair or replacement will be accepted by Supplier only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Hardware to Supplier shall be borne by Supplier. Supplier shall pay the costs of transportation of the repaired or replaced Equipment to the destination designated by Mirror within the Territory. The reinstallation of the repaired or replacement part, subassembly or unit (other than a Plug-In) shall be performed by Supplier under the supervision of Mirror. Mirror shall notify Supplier of each defect discovered in the Equipment within a reasonable period of time from discovery of such defect. Mirror shall, upon Supplier's reasonable request, provide any additional information concerning such defect and its occurrence.

               (e) To the extent Supplier makes generally available to its customers a warranty extension program for Equipment, Mirror has the option to participate in such program [***]. Mirror shall give Supplier notice of its decision to purchase any available extension at least ninety (90) days prior to the expiration of the warranty to be extended.

         Section 13.4. Software Warranty. Notwithstanding Acceptance of any of the Supplier Equipment, Supplier warrants to Mirror (the "SOFTWARE WARRANTY") that:

               (a) from the Provisional Acceptance thereof, each item of Software will be free from defects that materially affect the use of such Software and will perform in accordance with the Specifications therefor for a period ending [***] from the earlier of Final Acceptance or Commercial Launch (the "SOFTWARE WARRANTY PERIOD");

               (b) with respect to Software from a supplier other than Supplier, Supplier hereby assigns to Mirror the warranties given to Supplier by its supplier of such items and such warranties

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

will remain in effect for a term of at least [***] from the earlier of Final Acceptance or Commercial Launch. [***].

               (c) Subject to the provisions set forth in Section 13.3(b), Supplier will repair or replace, whichever can be done most promptly and with the least disruption to Mirror's business, all Software that does not satisfy the requirements of the Software Warranty during the Software Warranty Period.

         Section 13.5. Year 2000 Warranty.

               (a) As part of the Hardware Warranty and the Software Warranty, Supplier represents, warrants and covenants to Mirror that all Equipment provided by Supplier to Mirror hereunder, including without limitation, any and all enhancements, upgrades, customizations, modifications, maintenance releases and the like delivered by or on behalf of Supplier, is "Year 2000 Compliant", as defined herein. "YEAR 2000 COMPLIANT" means that any function of such Equipment containing or calling on a calendar function, including, without limitation, any function indexed to the CPU clock, and any function providing specific dates or days, or calculating spans of dates or days, shall record, store, process, provide and, where appropriate, insert, true and accurate dates and calculations for dates and spans prior to, including and following January 1, 2000 and shall correctly recognize and process the date of February 29, and any related data, during leap years. Without limiting the generality of the foregoing, Supplier further represents, warrants and covenants:

                    (i) That such Equipment will continue to perform in compliance with all Specifications applicable thereto, without the need for manual intervention, prior to, on, and after January 1, 2000;

                    (ii) That such Equipment will not abnormally end or abort or provide invalid or incorrect results as a result of date data, specifically including date data that represents or references different centuries or more than one century; and

                    (iii) That such Equipment has been designed to ensure Year 2000 Compliance, including, but not limited to, date data century recognition, calculations that accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century.

               (b) Notwithstanding the foregoing, the year 2000 warranty provided in this Section 13.5 shall not apply to the extent that the failure of any such Equipment to be Year 2000 Compliant was caused by:

                    (i) the failure of Equipment supplied by any person other than Supplier and its Subcontractors properly to exchange date data with Equipment supplied by Supplier;

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    (ii) Mirror's failure to use such Equipment in accordance with the Documentation and other reasonable instructions provided by Supplier; and

                    (iii) Mirror's failure to install Software Patches supplied by the Supplier that are intended to render such Equipment Year 2000 Compliant.

               (c) Supplier will, at its sole expense and without charge to Mirror, repair or replace, whichever can be done most promptly and with the least disruption to Mirror's business, all Equipment that does not satisfy the requirements of the warranty specified in this Section 13.4 during the period ending on the date specified in Section 13.4(d).

               (d) Notwithstanding anything in this Agreement or any schedule hereto to the contrary, the warranty made in this Section shall extend until June 30, 2001.

               (e) The warranty contained in this Section 13.4 is the only warranty granted by Supplier to Mirror regarding Year 2000 Compliance. Nothing contained in this Section 13.4 shall be construed to limit any rights or remedies Mirror may otherwise have under the other warranties undertaken by Supplier under this Agreement.

               (f) Any provisions of this Agreement or any Schedule hereto that tend to limit or eliminate the liability of either party shall have no application with respect to the representation, warranty and covenant set forth in this Section 13.4(d).

         Section 13.6. Warranty for Services. The Services furnished by Supplier under this Agreement shall conform to the Specifications and shall comply with all applicable Laws and Prudent Industry Practice. Supplier warrants to Mirror that all Services will be performed in a careful, workmanlike and professional manner and in accordance with the Specifications or any mutually agreed specification for such Services, using material free from defects except where such material is provided by Mirror. If the Services prove to be not so performed and if Mirror so notifies Supplier within the [***] Supplier, at its option and expense, will promptly correct any defects and deficiencies for which it is responsible. If Supplier is unable to correct such defects and deficiencies, it shall promptly render to Mirror [***].

         Section 13.7. No Trouble Found. If Supplier reasonably determines that Equipment for which the warranty Services are claimed is not defective or non-conforming, Mirror shall pay Supplier's reasonably incurred costs of handling, inspecting, testing, and transporting such Equipment, and, if applicable, reasonable travel and related expenses. However, if upon return to service the item fails to operate properly, Mirror and Supplier shall jointly work to determine the cause of such failure and, if it is determined that the failure in fact was the result of a warranted defect or nonconformity in such item, Mirror's obligation to pay such costs shall be extinguished, Mirror shall be reimbursed by Supplier for any costs that Mirror paid to Supplier and Supplier's obligations under the Hardware Warranty and/or the Software Warranty, as the case may be, shall apply.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Section 13.8. [***].

         Section 13.9. Support Services Program. Supplier shall provide to Mirror Emergency Technical Assistant Services ("ETAS") and Technical Assistant Services ("TAS") support for the Equipment on the terms and conditions set out in Schedule 13.9.

         Section 13.10. [***].

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***].

         Section 13.11. [***].

         Section 13.12. Equipment Changes or Substitutions by Supplier. At any time during its performance of this Agreement, Supplier may implement changes in the Equipment identified in Schedule 13.1, modify the drawings and Specifications relating thereto, or substitute Equipment of a similar or more recent design. Supplier shall provide Mirror with advance written notice of any change, modification or substitution including notice of Supplier's intention to change the Equipment price. The notice shall be given at least thirty (30) days in advance of the effective date of the change, modification or substitution. However, notice of ten (10) days will be necessary where the Parties reasonably consider the change as minor, where there is no such price change and where items (a) through (g) set forth below are complied with. [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***].

If each of the foregoing requirements has been met to Mirror's satisfaction, Mirror and Supplier shall agree upon a Change Order in accordance with the Order Procedures. With respect to changes, modifications, and substitutions that do not conform to the foregoing requirements, Supplier shall notify Mirror in writing thirty (30) days prior to their effective dates. In the event that any such change is not desired by Mirror, Mirror shall notify Supplier within thirty
(30) days from the date of notice and Supplier shall not furnish any such changed Equipment to Mirror on any orders in process at the time Supplier is so notified. If a change is acceptable to Mirror, such change shall be reflected in a Change Order.

         Section 13.13. Network Expansion and Spares (Continuity of Supply).

               (a) Class A and AC Hardware Changes.

                    (i) Supplier shall provide Class A Hardware Changes with respect to Equipment that it supplies under this Agreement [***] to Mirror during the reasonable useful life of such Equipment.

                    (ii) Supplier shall provide Class AC Hardware Changes in connection with existing Equipment that it supplied under this Agreement [***] to Mirror during the Warranty Period applicable to any new Equipment (including, without limitation, new features or options), and provided that the installation of such new Equipment gave rise to the need for such Class AC Hardware Change.

               (b) Network Expansion Availability. For a period of [***] from the expiration of the Term, Supplier shall make available to Mirror standard Supplier Equipment that is compatible with, functionally equivalent to, and will permit normal expansion of, the Network within the parameters defined by the Specifications and under terms and conditions [***] mutually agreed to by Mirror and Supplier. If Supplier discontinues the supply of compatible standard Equipment during such period of time, then Supplier shall make available to Mirror a commercially reasonable program for migration to Supplier's then-current Equipment offering similar functionality.

               (c) Discontinued Items. Nothing herein shall bar Supplier from discontinuing individual items of Equipment. Supplier shall notify Mirror at least [***] before Supplier

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

discontinues accepting orders for an item of Supplier's Equipment sold under this Agreement provided, however, that if Supplier offers Equipment for sale that is equivalent in form, fit and function to the discontinued Equipment, the notification period may be shorter than [***] but in no event shorter than [***].

               (d) Spare Parts Availability. Supplier warrants the availability of spare parts or their functional equivalent for the Equipment for a period of [***] from the expiration of the Term. [***] Should Supplier during the aforementioned period discontinue production of any spare parts, Supplier will give Mirror advance written notice and will assist Mirror to find suitable replacements, to enable Mirror to place orders for its requirements of spare parts or to enter into any other mutually satisfactory arrangements with Supplier prior to discontinuance of production of such spare parts.

               (e) Retrofits. In the event that the addition of any new Equipment to the Network renders any existing Equipment that was supplied by Supplier inoperable or unable to operate in accordance with the Specifications and the provisions of Section 13.13(a) do not apply, Supplier will, at the request of Mirror and at a reasonable price that is mutually agreeable to the Parties, modify such existing Equipment such that it operates in accordance with the Specifications.

         Section 13.14. Disclaimer of Warranties. For all warranties and guarantees set forth in this Article XIII, Mirror hereby agrees that Supplier shall not be liable or responsible for any deficiencies to the extent that they result from:

               (a) Supplier's reliance on erroneous material information furnished by Mirror to Supplier;

               (b) reasons of Force Majeure;

               (c) unauthorized material changes, modifications or revisions made by Mirror to the Equipment;

               (d) any failure to meet the [***] materially attributable to Mirror, including, without limitation: (i) Mirror's failure to apply Supplier's explicit plans or instructions for System design, preventative and remedial maintenance, frequency management, parameter adjustments and Cell Site traffic engineering for radio capacity; (ii) Mirror's failure to implement all Supplier-recommended recovery and System stabilization procedures; (iii) Mirror's failure to replace defective circuit packs; (iv) Mirror's failure to follow applicable written instructions of Supplier, where such instructions are capable of reasonable interpretation and are unambiguous; or (v) Mirror's decision not to implement Software patches provided by Supplier promptly upon their availability where such Software patches are made available by Supplier to Mirror free of charge;

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (e) modification, misuse, neglect or abuse of the Equipment, except when made, done or caused by Supplier; improper wiring, repairing, splicing, alteration, installation, storage or maintenance, except when made, done or caused by Supplier or its agents, or any Supplier Representative; use in a manner not in accordance with Supplier's written specifications, operating instructions or Software licenses or failure of Mirror to apply previously applicable Supplier modifications and corrections where Mirror received written instructions to do so;

               (f) defects in Equipment neither manufactured nor supplied by Supplier under the terms of this Agreement; and

               (g) In addition, Supplier makes no warranty with respect to Supplier Equipment that has had any serial numbers or month and year of manufacture that were marked on such Equipment as of the date of Provisional Acceptance thereof removed, obliterated or altered, and with respect to expendable items, including, without limitation, fuses, light bulbs, motor brushes and the like.

         Section 13.15. No Other Warranties. Other than as set forth in this
Article XIII, Supplier makes no other warranties, express or implied, on Equipment or Services.

                                   ARTICLE XIV
                                    SOFTWARE

         Section 14.1. Software. Supplier reserves title to the Software supplied by Supplier and hereby grants to Mirror a [***] right to use license for the Software in accordance with the terms and conditions set out herein (the "SOFTWARE LICENSE") and the price set forth in Schedule 7.3. Included in this initial load will be the most recent release generally available ("GA") including, but not limited to, the license, the initial Software base load, the embedded Software license, the base Software features and all optional Software features purchased by Mirror that are available on the date that is ninety (90) days prior to the date programmed for Commercial Launch in the Time Schedule. The features for the initial base load are set out in Schedule 14.1. Mirror may assign such license to an Affiliate without requiring Supplier's permission or to any third-Person with Supplier's prior written consent, which consent shall not unreasonably be withheld, delayed or conditioned.

         Section 14.2. Software Patches. Supplier shall provide, at no cost to Mirror, any Software Patch as such Software Patches become available. Supplier shall grant Mirror a right to use license for any Software Patch on the same terms and conditions as specified in Section 14.1.

         Section 14.3. Software Upgrades. Software upgrades approved by Supplier for commercial release will be provided [***]. The cost of installing such upgrades shall be for the account of Mirror. Optional features included in upgrades and new Software releases shall be provided to Mirror at a price to be agreed upon by the Parties [***].

         Section 14.4. Restrictions on Use.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (a) All use and copying of the Software not expressly permitted by this Agreement is prohibited.

               (b) Mirror may:

                    (i) make up to [***] copies of the Software solely for archival or back-up purposes; provided, that when making such permitted copies, Mirror shall ensure that such copies contain any copyright notice or other proprietary legend in the same form and location as appearing on the original copy of such Software, or in such other form and location specified in writing from time to time by Supplier. In addition, Mirror shall not remove any marking indicating proprietary rights from the Software.

                    (ii) use the Software only at the Sites or such other locations approved in writing by Supplier; provided that Mirror retains a record of the number and location of all originals and copies of the Software.

               (c) Mirror may not alter, modify, adapt or translate any of the Software or create any derivative work based thereon. Mirror may not (and shall not permit any third party to) reverse engineer, decompile, disassemble, or otherwise attempt to derive the human-readable source code for the Software.

         Section 14.5. Backward Compatibility. Supplier shall cause each Software revision level, during the Software Warranty Period or such longer period not to exceed [***] as Mirror continuously maintains and pays for Software maintenance in accordance with this Agreement, to be backwards compatible with existing Software and the immediately preceding Software Patches made available to Mirror by Supplier.

                                   ARTICLE XV
                                  DOCUMENTATION

         Section 15.1. Documentation to be Provided by Supplier.

               (a) Supplier shall provide its standard Documentation package (as described in Schedule 15.1) [***] to Mirror and as reasonably required for Mirror's personnel who are involved in the planning, Commissioning, Acceptance, Installation, O&M, supervision, and administration of the Network or any System.

               (b) Supplier shall provide [***] one additional full set of Documentation to Mirror upon request.

               (c) Supplier shall make the Documentation available on CD-ROM or as mutually agreed by the Parties. Documentation provided via Supplier's CD-ROM media may be printed and copied by Mirror to the extent necessary for the O&M of the Equipment to which the Documentation pertains. However, Mirror may not press any copies of CD-ROM discs.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (d) Supplier shall provide, [***] to Mirror, a copy of its Documentation in both English and Portuguese (other than materials supplied on CD-ROM, which shall only be in English). During the applicable Warranty Period set forth herein, Supplier shall provide, also at no charge to Mirror, updates for such Documentation. Supplier shall amend or replace the Documentation to reflect any design change.

         Section 15.2. License to Documentation. Subject to section 15.1, Mirror is hereby granted a royalty-free, [***] and non-exclusive license and right to reproduce (for Mirror's own use), translate, and use the Documentation provided by Supplier and have it used by its Subcontractors, for purposes relating to the Project. If Mirror translates the Documentation, Supplier shall not be liable for any errors or omissions in such Documentation arising out of the modification or translation. [***]

         Section 15.3. Proprietary Information. All plans, drawings, designs and specifications submitted by Mirror or on its behalf, are Confidential Information to be protected in accordance with Article XX herein, shall remain the property of Mirror, may be copied only in accordance with Article XX herein and may not be disclosed to third parties by Supplier without Mirror's prior written consent, except as provided in Article XX. These materials shall be returned to Mirror promptly upon its request without any copy remaining with Supplier.

         Section 15.4. Documents to Become Property of Mirror. Documentation, including, without limitation, plans, drawings, designs, and specifications supplied by Supplier in connection with the Equipment shall become the property of Mirror, provided, however, that title to Supplier's intellectual property rights shall not be conveyed to Mirror at any time. In addition, such Documentation supplied by Supplier is Confidential Information to be protected by Mirror in accordance with Article XX. Mirror shall have full rights to use the Documentation supplied by Supplier in the course of the normal O&M of the Network.

         Section 15.5. Responsibility for Documents.

               (a) Each Party supplying technical data or documents shall be responsible for the completeness and accuracy of such technical data or documents in accordance with this Agreement. If such technical data or documents are not complete or are inaccurate, each Party shall notify the responsible Party and thereafter such responsible Party shall promptly complete and/or correct such technical data or documents.

               (b) Supplier shall make available upon reasonable notice, during normal business hours to authorized representatives of Mirror all backup technical documents relating to the Project.

                                   ARTICLE XVI
                      FORCE MAJEURE AND ACTS OF PROVIDENCE

         Section 16.1. Force Majeure. "FORCE MAJEURE" shall comprise any human event or a combination of human events that neither of the Parties could control, foresee or prevent, and

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

whose occurrence neither of them, their respective agents, employees or Subcontractors acting under its direction, contributed to, which events cause a Party or the Parties to default or delay in performing their obligations under this Agreement. Such Force Majeure events shall include, without limitation, the following:

               (a) acts of a public enemy, war or threat of imminent war (declared or undeclared), revolution, riot, rebellion, insurrection, military or usurped power, state of siege, declaration of a state of emergency or martial law, civil commotion, act of terrorism or sabotage, embargo or blockade, declaration of public calamity;

               (b) politically motivated or otherwise widespread strikes, suspensions, interruptions, work slow-downs or other labor disruptions;

               (c) explosions, chemical or radioactive contamination or ionizing radiation;

               (d) air crashes, objects falling from aircraft, pressure waves caused by aircraft or aerial devices traveling at supersonic speed;

               (e) the expropriation, confiscation, compulsory acquisition, nationalization or seizure of all or any part of Supplier's or Mirror's assets or capital stock by any Government or any Authority; or

               (f) any exercise of sovereign or executive prerogative or similar action by an Authority.

         Section 16.2. Acts of Providence. "ACTS OF PROVIDENCE" shall comprise any natural phenomena that neither of the Parties could control, foresee or prevent and whose occurrence none of them, their respective agents, employees or Subcontractors acting under its direction contributed to, which events cause a Party or Parties to default or delay in performing its or their obligations under this Agreement for a period longer than fifteen (15) days. Such Acts of Providence include, without limitation, epidemics, meteorites, fire, lightning, earthquake, cyclone, whirlwind, hurricane, earthquake, tempest, unusually severe storm, drought, flood (other than reasonably foreseeable seasonal flooding) or other unusual or extreme adverse weather or environmental condition or action of the elements.

         Section 16.3. Exclusions. None of the following events shall be considered events of Force Majeure or Acts of Providence:

               (a) lack of funds;

               (b) inconvertibility of currency; or

               (c) unavailability, late delivery, or changes in cost of Equipment, materials or spare parts for the Project.

         Section 16.4. Procedure for Calling Force Majeure or Acts of
Providence.

               (a) If one Party wishes to claim relief from the performance of its obligations on account of any event or circumstance of Force Majeure or an Act of Providence (hereinafter, the "AFFECTED PARTY"), then the Affected Party shall give notice to the other Party of such event or circumstance as soon as reasonably practicable after becoming aware of such event or circumstance.

               (b) Each notice served by an Affected Party to the other Party pursuant to this Section 16.4 shall specify the event or circumstance of Force Majeure or Act of Providence in respect of which the Affected Party is claiming relief. Noncompliance with the procedure specified herein shall relieve the other Party from accepting the Affected Party's claim until notice is so provided. The Affected Party shall, by reason of any event or circumstance of Force Majeure or Act of Providence in respect of which it has claimed relief under this Section 16.4:

                    (i) use its commercially reasonable efforts to mitigate the effects of such Force Majeure or Act of Providence and to remedy any inability to perform its obligations hereunder due to such events as promptly as reasonably practicable; provided that: (A) the Affected Party shall not be obliged to take any steps that would not be in accordance with Prudent Industry Practice or would be beyond its control; and (B) the Affected Party shall not be required to settle any strikes or other labor dispute on terms that are adverse to the Affected Party and not commercially reasonable;

                    (ii) furnish timely periodic reports to the other Party regarding the progress in overcoming the adverse effects of such event of Force Majeure or Act of Providence;

                    (iii) make available to the other Party reasonable
                          facilities for obtaining further information about the event or circumstance of Force Majeure or Act of Providence; and

                    (iv) resume the performance of its obligations under this Agreement immediately after the events of Force Majeure or Acts of Providence are remedied or cease to exist or are deemed to have ended under the following paragraph.

When the Affected Party is able, or would have been able if it had complied with its obligations under this Section 16.4, to resume the performance of all of its obligations under this Agreement affected by the occurrence of an event or circumstance of Force Majeure or Act of Providence, then the period of Force Majeure or Act of Providence relating to such event or circumstance shall be deemed to have ended.

         Section 16.5. Effects of Force Majeure or Acts of Providence.

               (a) An Affected Party shall be relieved from any liability for delays in performance or the non-performance of its obligations under this Agreement or, in the case of

Supplier, for failure to manufacture or deliver Equipment or Services where and to the extent that such non-performance is attributable to the event of Force Majeure or Act of Providence. If an event of Force Majeure or an Act of Providence causes a delay in a Party's performance of its obligations under this Agreement, such Party shall use reasonable efforts to resolve such delay and complete such performance in accordance with the Time Schedule. The Parties shall use their reasonable commercial efforts to revise such Time Schedule to reflect the actual impact on the construction and operational schedules of the event of Force Majeure or Act of Providence.

               (b) If any Force Majeure or Act of Providence occurs and results in a delay or failure in performance, the non-Affected Party may elect to: (i) terminate that part of any Order Document affected by the Force Majeure or Act of Providence as to Equipment not already shipped or Services not already rendered if the Force Majeure or Act of Providence continues for a period of forty five (45) days after notifications; (ii) suspend that part of any Order Document affected by the Force Majeure or Act of Providence for the duration of the Force Majeure or Act of Providence, buy, sell, obtain, or furnish elsewhere Equipment to be bought, sold, obtained, or furnished hereunder, and deduct from any Order Document commitment the quantity bought, sold, obtained, or furnished or for which such commitment has been made elsewhere; or (iii) resume performance of such Order Document once the Force Majeure or Act of Providence ceases with an option for the non-Affected Party to extend the delivery or performance date up to the length of time the Force Majeure or Act of Providence endured along with reasonable remobilization time. Unless written notice is given within thirty (30) days after such non-Affected Party is provided written notice of the occurrence of a Force Majeure or Act of Providence, option (iii) shall be deemed selected. Nothing contained herein or elsewhere shall impose any obligation on either Party to settle any labor difficulty.

                                  ARTICLE XVII
                         REPRESENTATIONS AND WARRANTIES

         Section 17.1. Representations and Warranties of Supplier. Supplier represents and warrants that:

               (a) the persons executing this Agreement, and those identified in
Schedule 17.1(a) who are initialing the Schedules on its behalf, have express authority to do so under specific or standing delegation and, in so doing, to bind Supplier thereto;

               (b) it is duly organized, validly existing and in good standing, if applicable, under the laws of its jurisdiction of establishment, with full power and authority, as the case may be, to own, lease and operate the assets held or used by it to conduct its business as currently conducted. It has the power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions provided for hereby have been duly authorized by its governing body, and no other proceeding on the part of such Party is necessary to authorize the execution or delivery of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Supplier and constitutes a legal, valid and binding obligation of such Party, enforceable against it in accordance with the terms set forth herein; and

               (c) each of (i) the execution and delivery of this Agreement by such Party and (ii) the consummation of the transactions provided for hereby does not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Memorandum of Association, Articles of Association, Bylaws, Estatutos Sociais or any other document of governance of such Party, (ii) violate, conflict with or result in the breach or termination of, or otherwise give any other Person the right to accelerate, renegotiate or terminate or receive any payment, or constitute a default, event of default or an event that, with notice, lapse of time, or both, would constitute a default or event of default, under the terms of any material contract to which such Party is a party or is bound, (iii) result in the creation of any material pledges upon any of their respective properties, or (iv) constitute a violation by any such Party of any applicable Law.

         Section 17.2. Representations and Warranties of Mirror. Mirror represents and warrants that:

               (a) the persons executing this Agreement, and those identified in
Schedule 17.1(a) who are initialing the Schedules on its behalf, have express authority to do so under specific or standing delegation, and in so doing, to bind Mirror thereto;

               (b) it is duly organized, validly existing and in good standing, if applicable, under the laws of its jurisdiction of establishment, with full power and authority, as the case may be, to own, lease and operate the assets held or used by it to conduct its business as currently conducted. It has the power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions provided for hereby have been duly authorized by its governing body, and no other proceeding on the part of such Party is necessary to authorize the execution or delivery of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Mirror and constitutes a legal, valid and binding obligation of such Party, enforceable against it in accordance with the terms set forth herein; and

               (c) each of (i) the execution and delivery of this Agreement and
(ii) the consummation of the transactions provided for hereby does not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Memorandum of Association, Articles of Association, Bylaws, Estatutos Sociais or any other document of governance of Mirror, (ii) violate, conflict with or result in the breach or termination of, or otherwise give any other Person the right to accelerate, renegotiate or terminate or receive any payment, or constitute a default, event of default or an event that, with notice, lapse of time, or both, would constitute a default or event of default, under the terms of any material contract to which Mirror is a party or is bound,
(iii) result in the creation of any material pledges upon its properties, or
(iv) constitute a violation by Mirror of any applicable Law.

                                  ARTICLE XVIII
                                    INSURANCE

         Section 18.1.     Insurance.

               (a) Supplier agrees to maintain, so long as it supplies Equipment, performs Installation or other Services for any Equipment or has obligations regarding warranties under Article XIII, the following insurance coverage as well as all other insurance required by Law in the jurisdiction where the work is performed:

                    (i) Worker's Compensation. Supplier shall at all times during the Term provide workers' compensation and related insurance as required by Law;

                    (ii) General Liability. Supplier shall at all times during the Term maintain policies of insurance with a reliable insurance company for comprehensive general liability with a limit of not less than [***] inclusive per occurrence for personal injury, bodily injury, death, automotive liability, third-party liability and property damage. Supplier shall include Mirror as an additional insured and a stated beneficiary on all such policies.

                    (iii) Self-Insurance. Supplier shall have the option where permitted by Law to self-insure any or all of the foregoing insurance.

                    (iv) Demonstration of Insurance. Within thirty (30) days following the Effective Date and thereafter upon request by Mirror, Supplier shall provide to Mirror proof that it maintains the insurance coverage as required above.

                                   ARTICLE XIX
                             LIMITATION ON LIABILITY

         Section 19.1. Limitation of Liability.

               (a) Scope of Liability. Mirror's exclusive remedies and the entire liability of Supplier and its Affiliates and their employees and agents for any claim, Loss, damage or expense of Mirror or any other entity arising out of the transactions or actions contemplated by this Agreement, or the use or performance of the Network or any Equipment, System or Service, whether in action for or arising out of the breach of contact, tort, including negligence, indemnity, or strict liability shall be as follows:

                    (i) For delay, Liquidated Damages and penalties - the remedies set forth in the relevant section of Article X;

                    (ii) For the inadequate performance or non-performance of Equipment or Services or claims that they do not conform to a warranty - the remedies set forth in the applicable Section of Article XIII;

                    (iii) For tangible property damage and personal injury caused by Supplier's negligence or willful misconduct - the amount of direct damages;

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    (iv) For everything other than as set forth above - the amount of the direct damages not to exceed the purchase price of the Equipment and Services giving rise to Mirror's claim, including any reasonable attorneys fees and costs awarded to Mirror;

                    (v) Notwithstanding any other provision of this Agreement, including without limitation the definition of Loss set forth in Section 1.1, in no event (whether in contract or in tort, including breach of warranty, negligence or strict liability) shall a Party, its Affiliates or its employees and agents be liable for any consequential, indirect, moral or exemplary damages incurred by the other Party of any nature whatsoever, including loss of profits or revenues, anticipated savings, loss of data or associated equipment, cost of capital or any other indirect economic Losses, even if such Party has been advised of the possibility of such damages. Supplier shall not be responsible for any Loss to the extent that such Loss resulted from Mirror's breach of this Agreement, negligence or willful misconduct or Mirror's failure timely to fulfill its obligations hereunder.

                                   ARTICLE XX
                                 CONFIDENTIALITY

         Section 20.1. Confidentiality.

               (a) Confidential Information Defined. "CONFIDENTIAL INFORMATION" shall mean such information disclosed by one Party to the other that at the time of disclosure is designated as confidential or proprietary (or like designation), is disclosed in circumstances of confidence or would be understood by the Parties exercising reasonable business judgment to be confidential pursuant to this Agreement and shall include, without limitation, formulas, processes, designs, photographs, plans, samples, Equipment performance reports, subscriber lists, pricing information, studies, findings, inventions, ideas, drawings, schematics, sketches, specifications, parts lists, technical data, data bases, software in any form, flowcharts, algorithms, and other business and technical information. Confidential Information may be communicated orally, in writing, by electronic or magnetic media, by visual observation and by other means. The Party receiving said notification shall, from that time forward treat such information as Confidential Information. Excluded from Confidential Information is that which the recipient had in its possession without confidential limitation prior to disclosure, which is independently known or developed by either Party, which is known or becomes known to the general public without breach of this Agreement, or which is rightfully received from a third Person and without confidential limitation.

               (b) Exchange of Information. From time to time during the performance of this Agreement, the Parties may deem it necessary to provide each other with Confidential Information. The Parties agree:

                    (i) Nondisclosure. To maintain the confidentiality of such Confidential Information and not to disclose it to any third Person except as authorized by the original disclosing Party in writing.

                    (ii) "Need to Know" Disclosure. To restrict disclosure of Confidential Information only to employees and Authorized Agents who have a "need to know." Such Confidential Information shall be handled with the same degree of care that the receiving Party applies to its own Confidential Information but in no event shall such Confidential Information be treated with less than reasonable care.

                    (iii) Precautions. To take all necessary and appropriate precautions to guard the confidentiality of Confidential Information, including informing its employees and Authorized Agents who handle such Confidential Information that it is confidential and not to be disclosed to others.

                    (iv) Ownership. That Confidential Information is and shall, subject to Section 15.4, at all times remain the property of the disclosing Party. No use of any Confidential Information is permitted except as otherwise provided herein and, except as otherwise provided herein, no license to a Party under any trademark, patent, copyright, mask work or any other intellectual property right, is either granted or implied by the conveying of Confidential Information to such Party.

                    (v) Use. To use such Confidential Information only as required for the purposes of this Agreement.

                    (vi) Reproduction. That Confidential Information furnished in written, pictorial, magnetic or other tangible form shall not be reproduced or copied, in whole or part, except as reasonably necessary (i) by Supplier for its performance under this Agreement, and (ii) by Mirror for its installation and O&M of Equipment and Services furnished by Supplier under this Agreement; if copied or reproduced shall bear the same notices or legends, if any, as the originals and shall, together with any full or partial copies thereof, be returned, destroyed or erased (including any computer memory thereof) when no longer needed for the purposes authorized under this Agreement. The receiving Party shall use reasonable efforts to return, destroy, or erase such tangible Confidential Information (including copies, reproductions or other documents containing Confidential Information) within ten (10) Business Days of the disclosing Party's written request.

                    (vii) Legal Compulsion. The receiving Party may disclose Confidential Information pursuant to any valid legal or regulatory requirement or order of a court, regulatory agency or other Authority having jurisdiction; provided, that such disclosure shall be as narrowly tailored as possible to comply with such legal or regulatory requirement or order. Upon becoming aware of any such requirement to disclose Confidential Information, the receiving Party immediately shall so notify the disclosing Party of such requirement and of the information that it proposes to provide in compliance with such requirement. The disclosing Party shall have the right to contest such requirement at its own cost and expense.

                    (viii) Survival. This Article shall continue until termination of this Agreement; provided, however that all obligations hereunder with respect to Confidential Information received prior to such expiration, cancellation or termination of this Agreement shall survive such expiration, cancellation or termination for a period of two
                    (2) years after termination.

               (c) Agreement Disclosure. Except as may be required by, or necessary in order to comply with, applicable Law, neither Supplier nor Mirror shall disclose to any third party the contents of this Agreement, the schedules or any amendments hereto or thereto for a period of two (2) years after the termination of this Agreement without the prior written consent of the other Party, which will not be unreasonably withheld. Supplier, to the extent appropriate, can disclose the content of the Agreement to its Authorized Agents, provided such Authorized Agents agree in writing to maintain such information confidential. Mirror may disclose this Agreement to banks, financing entities and potential equity investors and their respective advisors with a view to obtaining funds; provided that said banks and financing entities and potential equity investors agree to maintain such information confidential. In addition, Mirror's shareholders may, as and to the extent required by, or necessary to ensure compliance with, applicable laws, including, without limitation, applicable securities laws and regulations, disclose this Agreement to banks, financing entities and potential equity investors and their respective advisors with a view to obtaining funds; provided that said banks and financing entities and potential equity investors agree to maintain such information confidential.

               (d) Third Parties. Except as provided below with respect to Authorized Agents, neither Party shall disclose Confidential Information of the Party hereto to any third Person without such other Party's prior written consent. Any such consent may be conditioned upon execution by the third Person of a nondisclosure agreement in a form satisfactory to the Party whose Confidential Information is being disclosed.

               (e) Authorized Agents. For purposes of this Article XX, the term "AUTHORIZED AGENT" includes an attorney, an expert, a consultant, a Subcontractor, or other third Person, but only to the extent such Party is performing or enforcing (or assisting the receiving Party to perform or enforce) or advising the receiving Party with respect to its rights and obligations under this Agreement, and provided that such third Person is bound by a professional ethical obligation of confidentiality or agrees in writing (a copy of which document will be produced to the disclosing Party at its request) to the same conditions respecting use of Confidential Information contained in this clause and to any reasonable conditions requested by the disclosing Party.

                                   ARTICLE XXI
                         EVENTS OF DEFAULT; TERMINATION

         Section 21.1. Mirror Events of Default. The following events shall be considered events of default ("EVENTS OF DEFAULT") by Mirror under this
Agreement:

               (a) Mirror materially breaches a material obligation under this Agreement, which breach remains uncured thirty (30) days after Mirror has received notice from Supplier identifying such material breach and requesting that such breach be cured;

               (b) Mirror makes a general assignment for the benefit of creditors, or if a petition in bankruptcy or under any insolvency law is filed by or against Mirror and such petition is not dismissed within sixty (60) days after it has been filed; and

               (c) ANATEL revokes the License.

         Section 21.2. Remedies for Mirror Event of Default.

               (a) If Mirror commits an Event of Default that has not been cured within the applicable cure period provided in Section 21.1, Supplier may terminate this Agreement on thirty (30) days notice to Mirror; provided, that if the applicable Event of Default is cured within such thirty (30) day notice period, such notice shall be invalid and this Agreement shall not be terminated on account of such cured Event of Default.

         Section 21.3. Supplier Events of Default. The following events shall be considered Events of Default by Supplier under this Agreement:

               (a) Supplier or any Supplier Representative breaches a material obligation under this Agreement, including, without limitation, [***] to provide vendor financing in accordance with the terms and conditions of this Agreement (Section 7.9), [***] which breach remains uncured thirty (30) days after Mirror has received notice from Supplier identifying such material breach and requesting that such breach be cured;

               (b) Liquidated Damages payable by Supplier at any time pursuant to this Agreement reach [***];

               (c) Supplier makes a general assignment for the benefit of creditors, or if a petition in bankruptcy or under any insolvency law is filed by or against Supplier and such petition is not dismissed within sixty (60) days after it has been filed.

         Section 21.4. Remedies for Supplier Event of Default. If Supplier commits an Event of Default that has not been cured within the applicable cure period provided in Section 21.3, if any, Mirror may elect either to:

               (a) [***]; or

               (b) terminate this Agreement [***] on thirty (30) days notice to Mirror; provided, that if all Events of Default are cured within such thirty
(30) day notice period and there are no other outstanding Supplier Events of Default or other defaults under this Agreement, such notice shall be invalid and this Agreement shall not be terminated on account of such cured Event of Default.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Section 21.5. Effects of Termination on Pre-Existing Rights. Each Party's termination rights shall be without prejudice to the rights or claims it may have hereunder against the other with respect to its performance, nonperformance or breach of obligations hereunder. Any termination of this Agreement shall not affect: (i) any right or obligation of any Party arising prior to termination or (ii) the right to use Equipment and Services acquired and paid for under this Agreement, or otherwise to exercise the rights granted hereunder provided such rights survive termination of this Agreement pursuant to
Section 24.8. In the event termination is due to Supplier Events of Default, at Mirror's option, any orders for Equipment or Services placed with Supplier prior to the effective date of termination shall be completed in accordance with the terms of this Agreement.

                                  ARTICLE XXII
                      GOVERNING LAW; RESOLUTION OF DISPUTES

         Section 22.1. Governing Law. The validity, construction and interpretation of, and the rights and obligations of the Parties, pursuant to this Agreement and any amendment hereto shall be governed by the Laws of Brazil.

         Section 22.2. Disputes. Except as otherwise provided in this Agreement, every dispute, controversy or disagreement of any kind or nature between the Parties arising out of or in connection with this Agreement (each, a "DISPUTE") shall be resolved in accordance with the following provisions of this Article XXII.

         Section 22.3. Executive Resolution.

               (a) Upon the occurrence of a Dispute, either Party may deliver a notice to the other Party (a "DISPUTE NOTICE") requesting that the Dispute be referred to the senior management of the Parties. Any Dispute Notice shall include the names of the senior management of the Party nominated to attempt to resolve the Dispute and a schedule of their availability during the eighteen
(18) day period following the date of the delivery of the Dispute Notice. Any Dispute Notice shall be delivered promptly after the Dispute arises.

               (b) Within three (3) days after receipt of a Dispute Notice, the other Party shall provide a notice to the requesting Party (the "RESPONSE NOTICE") indicating the names of the senior management of such other Party nominated to attempt to resolve the Dispute, and a schedule of their availability during the fifteen (15) day period following the date of the delivery of the Response Notice.

               (c) During the fifteen (15) day period following the delivery of the Response Notice, the nominated members of the senior management of the Parties shall meet as frequently as possible and shall attempt in good faith to resolve the Dispute.

         Section 22.4. Arbitration. In the event that any Dispute has not been resolved within [***] of the delivery of a Response Notice, an arbitral tribunal may be established in accordance with the following provisions:

               (a) The Party wishing to appeal to the arbitral tribunal shall notify the other Party indicating the nature of the Dispute and the name of its appointed arbitrator.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (b) Within [***] from the date of receipt of the notice referred to in Section 22.4(a), the other Party shall inform the first Party by written notice of its appointed arbitrator. In the event such appointment is not made, the first Party may request the President of the International Chamber of Commerce to appoint the second arbitrator on behalf of the other Party.

               (c) Within [***] from the date of the appointment referred to in
Section 22.4(b), the appointed arbitrators shall appoint a third arbitrator who shall preside over the proceedings. If an agreement upon the third arbitrator is not reached, such appointment shall be made by the President of the International Chamber of Commerce.

               (d) The arbitration shall be governed by the Rules of Arbitration of the International Chamber of Commerce, except as provided otherwise herein, and the arbitral tribunal shall adopt the substantive Laws of Brazil, without giving effect to any conflict of Law rules contained therein.

               (e) All proceedings and records of the arbitration shall be conducted and maintained in the English language. All notices, requests, demands and other communications shall be in writing in the English language and shall be delivered pursuant to Section 24.4.

               (f) Any Party may apply to the arbitrators for the privilege of conducting discovery. The right to conduct discovery shall be granted by the arbitrators with a view to avoiding surprise and providing reasonable access to necessary information or information likely to be presented during the course of the arbitration, without regard to whether or the extent to which such information is confidential.

               (g) The Parties shall be given the right to cross-examine any witness whose testimony is so admitted.

               (h) No indirect, consequential, incidental, moral or punitive damages shall be sought by or imposed on the Parties (other than as contemplated by Section 10.5).

               (i) Any confidentiality covenant established in this Agreement shall apply to the arbitration proceedings.

               (j) The arbitration shall be conducted in the city of Rio de Janeiro, Brazil.

               (k) Within [***] from the date the arbitral tribunal is formed, the arbitrators shall present a detailed arbitral award, which shall be determined based on a majority of votes. Such arbitral award shall detail and quantify the liabilities of the defaulting Party as well as indicate the proportion of the arbitrators' fees and expenses to be borne by each Party and terms for the respective payment. The arbitral award shall, except in the event of fraud or material mistake, be final, without appeal and binding upon the Parties.

               (l) Any judgment on such award must comply with the requirements of enforceability in Brazil and shall be enforced in the same manner as if it were a final judgment from any judicial court of such jurisdiction.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               (m) The Parties agree that either Party may have the need to obtain immediate relief including, without limitation, specific performance and/or injunction from a judicial court. Therefore, the filing for and obtaining of injunctive relief (or another type of remedy that cannot be obtained from an arbitral tribunal under applicable Law) in connection with this Agreement shall be permitted and shall not be considered a breach hereof; provided that such remedy or judicial relief (i) is limited to what is required to prevent imminent damage to a Party and (ii) does not resolve the merits or substance of any such Dispute.

               (n) If, for any reason, the arbitration proceedings or the enforcement of any arbitral award thereunder is ultimately frustrated by any Party and the other Party is unable to obtain appropriate legal remedy to conduct the arbitration proceedings or to enforce the arbitral award against such Party, the injured Party shall not be denied or restricted access to any judicial or extrajudicial forum provided that, in such event, the Parties shall submit any Dispute to the courts of the city of Rio de Janeiro, Brazil.

                                  SECTION XXIII

         Section 23.1. [***]

         Section 23.2. [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

[***].

                                  ARTICLE XXIV
                                  MISCELLANEOUS

         Section 24.1. Compliance with Law. The Parties shall comply with all applicable Laws. In addition, Supplier acknowledges that it has received and reviewed a copy of the License and shall, in performing its obligations under this Agreement, comply with the requirements therein governing the procurement of Equipment and Services.

         Section 24.2. Publicity and Trademark. Nothing contained in this Agreement shall be construed as conferring any right to use any name, trademark or other designation of either Party hereto, including any abbreviation, or simulation of any of the foregoing, in advertising, publicity or marketing activities. Any publicity, advertising, etc., with regard to this Agreement or the Network that mentions the other Party shall be mutually agreed upon in writing prior to disclosure or dissemination.

         Section 24.3. Assignment.

               (a) This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Except as provided in Sections 24.3(b) and (c), neither Party shall assign or transfer this Agreement without the prior written consent of the other Party.

               (b) Supplier may assign all or any portion of its rights and delegate its duties, obligations and liabilities hereunder to a designated (direct or indirect) Affiliate of Supplier, provided that Supplier remains jointly and severally liable as to the performance of all of its obligations under this Agreement by such subsidiary. A merger or business combination of Supplier shall not constitute an assignment under this Section 24.3, provided that the entity resulting from such merger or business combination fully and unconditionally agrees to be bound by the terms and conditions of this Agreement.

               (c) Mirror may assign its rights and delegate its duties, obligations and liabilities to a designated (direct or indirect) subsidiary of Mirror, provided that Mirror remains jointly and severally liable as to the performance of all of its obligations by such subsidiary without requiring the consent of Supplier. In addition, upon notice to Supplier, Mirror may assign this Agreement as security to Persons providing debt financing for the Project and Supplier shall cooperate with Mirror as required to effectuate such collateral assignment. A merger or business combination of Mirror shall not constitute an assignment under this Section 24.3, provided that the entity resulting from such merger or business combination fully and unconditionally agrees to be bound by the terms and conditions of this Agreement.

         Section 24.4. Notices.

               (a) Notices required to be given by one Party to another shall be deemed properly given if reduced to writing and personally delivered or transmitted by postage prepaid registered or

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

certified post, return receipt requested, by air courier, or by facsimile or electronic mail with confirmation receipt to the addresses indicated below. Such notices shall be deemed to have been given and shall be effective upon receipt.

               (b)  Notice to Mirror:

                    Mirror S.A.
                    Avenida Republica do Chile 500, 25th andar
                    20031-170 Rio de Janeiro, R.J.
                    Brasil
                    Tel:     5521-824-5000
                    Fax:  5521-544-2740
                    Attention:    Chief Operating Officer

               (c)  Notice to Supplier:

                    Ericsson Telecomunicacoes S.A.
                    Address: Rua Maria Prestes Maia no. 300
                    Sao Paulo, S.P.
                    Tel:  5511
                    Fax:  5511
                    Attention:

                    With a copy to:

                    Ericsson Wireless Communications Inc.
                    6455 Lusk Boulevard
                    San Diego, California 92121-2779
                    Tel:  858-332-5348
                    Fax:  858-332-7189
                    Attention:  General Counsel

         Section 24.5. Modifications to Notice Address. Either Party may change the addresses for giving notice by providing the other Party with written information about such change of address in accordance with Section 24.4.

         Section 24.6. Records. Both Parties shall maintain complete and accurate records of all matters that relate to their obligations hereunder in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit. Unless otherwise provided in this Agreement the Parties shall retain such records for a period of five (5) years from the date of their creation or the period required by the applicable Laws, whichever is greater.

         Section 24.7. Severability. Any term or provision of this Agreement that is held to be invalid, void, unenforceable or illegal will in no way affect, impair or invalidate the remaining terms or provisions, which will remain in full force and effect as though the Agreement did not contain the particular invalid or unenforceable term or provision, and the rights and obligations of each Party shall be construed and enforced accordingly. To the extent that any provision shall be held to be invalid, illegal or unenforceable, such provision shall be considered null and void but the remaining provisions of this Agreement shall remain in effect. In the event the invalid illegal or unenforceable provision is considered an essential element of this Agreement, the Parties shall promptly negotiate replacement provisions that are acceptable to both Parties and are valid, legal and enforceable, and come as close as possible to reflect accurately the intentions of the Parties underlying the invalid, illegal or unenforceable provision or provisions.

         Section 24.8. Survival. Termination of this Agreement, for whatever cause, shall be without prejudice to any right or obligation of any Party hereto in respect of this Agreement that has arisen prior to such termination or expiration. If this Agreement is terminated by either Party prior to the completion of Final Acceptance for any Order Document, then the Order Document's Provisional Acceptance and Final Acceptance will be based on that Equipment actually delivered to the corresponding Site(s) as of the effective date of termination. The Parties' rights and obligations, which, by their nature, would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive the termination, cancellation or expiration of this Agreement, including, without limitation, the provisions of Sections 7.2, 7.6, 7.8, 10.1, 10.2, 10.3, 10.4, 15.2, 15.4, 17.1, 17.2, 19.1, 20.1, 21.5, 24.1, 24.2, 24.3,
24.6, 24.8, 24.10, 24.124.14, 24.15, 24.16, and 24.17, and Articles XIII, XIV
and XXII.

         Section 24.9. Consent. Wherever in this Agreement consent, approval or mutual agreement is required of Mirror or Supplier, the appropriate Party agrees not to withhold or delay unreasonably such consent or approval.

         Section 24.10. Discrepancies or Inconsistencies. In the event of any discrepancy or inconsistency between this Agreement and any of its Schedules, the terms and conditions of this Agreement shall prevail to the extent of any such discrepancy or inconsistency.

         Section 24.11. Amendment, Modification or Addendum. Any amendment, modification or addendum to this Agreement shall be made by making specific reference to the provision(s) to be amended, modified or added and shall be made in writing signed by all Parties hereto. All other provisions not specifically referred to in such amendment, modification or addendum shall remain unchanged and in full force and effect.

         Section 24.12. No Waiver of Rights; No Novation.

               (a) No waiver by either Party of any default or defaults by the other Party in the performance of any of the provisions of this Agreement:

                    (i) shall operate or be construed as a waiver of any other or further default or defaults whether of a like or different character;

                    (ii) shall operate or be construed as a novation of any of the rights and obligations established herein; or

                    (iii) shall be effective unless in writing duly executed by a duly authorized representative of such Party.

               (b) Neither the failure by a Party to insist on any occasion upon the performance of the terms, conditions and provisions of this Agreement nor time or other indulgence granted by one Party to the other shall act as a waiver of such breach or acceptance of any variation or the relinquishment or the novation of any such right or any other right hereunder, which shall remain in full force and effect.

         Section 24.13. Costs and Expenses. Except as otherwise provided in this Agreement, each Party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement.

         Section 24.14. Relationship of the Parties. This Agreement shall not be interpreted or construed to create an association, joint venture or partnership between the Parties or to impose any partnership obligation or liability upon either Party and neither Party shall have any right, power or authority to enter into any agreement or undertaking for, or act on behalf of, or to act as or be an agent or representative of, or to otherwise bind, the other Party.

         Section 24.15. Language of Agreement. This Agreement shall be executed in the English language and the Parties shall initial a sworn, official translation of this Agreement (without the schedules) to the Portuguese language, which shall be prepared within ninety (90) days from the Effective Date. Such translation shall be used in the event that presentation of a Portuguese translation of this Agreement to any Brazilian court, tribunal or Authority is required. In the event that an official translation of the schedules to this Agreement is required, the Parties shall jointly agree upon such official translation. The cost of such translation of the Schedules shall be borne by Supplier. All documents, notices, waivers and all other written communications between the Parties in connection with this Agreement shall, unless the Parties otherwise agree, be in English.

         Section 24.16. Third Party Beneficiaries. This Agreement is intended to be solely for the benefit of the Parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the Parties hereto.

         Section 24.17. Duty to Mitigate. Notwithstanding anything in this Agreement to the contrary, in the event that one Party defaults or appears reasonably likely to default on its obligations under this Agreement, such Party shall in good faith use commercially reasonable efforts to avoid and/or mitigate, as applicable, any damages, penalties, Liquidated Damages, liabilities or expenses that would be incurred by such Party.

         Section 24.18. Schedules. The following Schedules are hereby incorporated in and shall constitute a part of this Agreement as though included in the body hereof:

      SCHEDULE            TITLE

      Schedule 4.1        [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

      Schedule 5.1(a)     [***]

      Schedule 6.1(a)     [***]

      Schedule 7.3        [***]

      Schedule 7.9        [***]

      Schedule 9.1(a)     [***]

      Schedule 9.3(a)     [***]

      Schedule 9.3(d)     [***]

      Schedule 10.7       [***]

      Schedule 13.1       [***]

      Schedule 13.3       [***]

      Schedule 13.9       [***]

      Schedule 14.1       [***]

      Schedule 15.1       [***]

      Schedule 17.1(a)    [***]

      Schedule 23.1       [***]


                                     * * * *

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Thus being agreed, the Parties have executed this Agreement in two counterparts, in the presence of two (2) witnesses signing below.


         Rio de Janeiro, August 4, 1999.


------------------------------------- ------------------------------------------
MIRROR S.A.


By:                                        By:
   ----------------------------               ----------------------------


Name:                                      Name:
     --------------------------                 --------------------------


Title:                                     Title:
      -------------------------                  -------------------------
------------------------------------- ------------------------------------------
ERICSSON TELECOMUNICACOES S.A.


By:                                        By:
   ----------------------------               ----------------------------


Name:                                      Name:
     --------------------------                 --------------------------


Title:                                     Title:
      -------------------------                  -------------------------
------------------------------------- ------------------------------------------
WITNESSES:


Name:                                      Name:
     --------------------------                 --------------------------


RG:                                        RG:
   ----------------------------               ----------------------------


CPF:                                       CPF:
    ---------------------------                ---------------------------
------------------------------------- ------------------------------------------

                                  SCHEDULE 4.1

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 4 pages have been omitted from this Schedule.

                                 SCHEDULE 5.1(a)

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 11 pages have been omitted from this Schedule.

                                 SCHEDULE 6.1(a)

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 16 pages have been omitted from this Schedule.

                                  SCHEDULE 7.3

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 64 pages have been omitted from this Schedule.

                                                                    SCHEDULE 7.9

                         FINANCING AGREEMENT TERM SHEET

                                      NONE

                                 SCHEDULE 9.1(a)

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 44 pages have been omitted from this Schedule.

                                 SCHEDULE 9.3(a)

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 7 pages have been omitted from this Schedule.

                                 SCHEDULE 9.3(d)

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 12 pages have been omitted from this Schedule.

                                  SCHEDULE 10.7

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 2 pages have been omitted from this Schedule.

                                  SCHEDULE 13.1

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 271 pages have been omitted from this Schedule.

                                  SCHEDULE 13.2

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 14 pages have been omitted from this Schedule.

                                  SCHEDULE 13.9

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 11 pages have been omitted from this Schedule.

                                  SCHEDULE 14.1

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 1 page has been omitted from this Schedule.

                                  SCHEDULE 15.1

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 13 pages have been omitted from this Schedule.

                                SCHEDULE 17.1(a)

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 1 page has been omitted from this Schedule.

                                  SCHEDULE 23.1

                                     [* * *]

Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. A total of 5 pages have been omitted from this Schedule.



                                       16